FILE NO. 33-73832
                                                                     811-8268

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /X/

         Pre-Effective Amendment No. _____

         Post-Effective Amendment No.  5

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/

         Amendment No.  10

                        (Check appropriate box or boxes.)

INTERACTIVE INVESTMENTS
               (Exact name of Registrant as Specified in Charter)

101 PARK CENTER PLAZA, SUITE 1300, SAN JOSE, CALIFORNIA             95113
-------------------------------------------------------------------------
(Address of Principal Executive Offices)                         Zip Code

Registrant's Telephone Number, including Area Code          (408)294-2200

                                 Kevin M. Landis
                       Interactive Research Advisers, Inc.
          101 PARK CENTER PLAZA, SUITE 1300, SAN JOSE, CALIFORNIA 95113
                     (Name and Address of Agent for Service)

                        Copies of all communications to:
                               Julie Allecta, Esq.
                        Paul, Hastings, Janofsky & Walker
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

It is proposed that this filing will become effective (check appropriate box)

/ / immediately  upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph  (b)
/ / 75 days after filing  pursuant to paragraph (a)
/X/ on May 1, 1998 pursuant to paragraph (a) of Rule 485


Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended December 31, 1996 was filed with the Commission on February 25, 1997.

                          INTERACTIVE INVESTMENT TRUST

                              Cross Reference Sheet
                             Pursuant to Rule 481(a)
                        UNDER THE SECURITIES ACT OF 1933

PART A

ITEM NO.   REGISTRATION STATEMENT CAPTION           CAPTION IN PROSPECTUS
--------   ------------------------------           ---------------------

1.         Cover Page                               Cover Page

2.         Synopsis                                 Prospectus Summary;
                                                    Summary of Fund Expenses

3.         Condensed Financial Information          Financial Highlights;
                                                    Performance Information

4.         General Description of Registrant        General Information;
                                                    Investment Objectives,
                                                    Policies and Risk
                                                    Considerations

5.         Management of the Fund                   Investment Avisory and
                                                    Other Services;
                                                    General Information

5A.        Management's Discussion of               Management Discussion
           Fund Performance                         and Analysis (Annual
                                                    Report)

6.         Capital Stock and Other Securities       Cover Page; General
                                                    Information; Dividends
                                                    and Distributions; Taxes

7.         Purchase of Securities Being Offered     How to Purchase Shares;
                                                    Shareholder Services;
                                                    Calculation of Share
                                                    Price

8.         Redemption or Repurchase                 How to Redeem Shares

9.         Pending Legal Proceedings                Not Applicable

PART B

ITEM NO.   REGISTRATION STATEMENT CAPTION           CAPTION IN PROSPECTUS
-------    ------------------------------           ---------------------

10.        Cover Page                               Cover Page

11.        Table of Contents                        Table of Contents

12.        General Investment and History           The Trust

13.        Investment Objectives and Policies       Definitions, Policies and
                                                    Risk Considerations;
                                                    Quality Ratings of
                                                    Corporate Bonds and
                                                    Preferred Stocks;
                                                    Investment Restrictions;
                                                    Securities Transactions

14.        Management of the Fund                   Management of the Trust

15.        Control Persons and Principal            Principal Security
           Holders of Securities                    Holders

16.        Investment Advisory and Other            Investment Advisory and
                                                    Other Services;
           Services                                 Custodian; Auditors;
                                                    Securities Transactions

17.        Brokerage Allocation and Other           Securities Transactions
           Practices

18.        Capital Stock and Other Securities       The Trust; Management of
                                                    the Trust

19.        Purchase, Redemption and Pricing         Purchase, Redemption and
           of Securities Being Offered              and Pricing of Shares

20.        Tax Status                               Taxes


21.        Underwriters                             Investment Management and
                                                    Other Services


22.        Calculation of Performance Data          Performance Information

23.        Financial Statements                     Financial Statements

PART C

The information to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                                              PROSPECTUS
                                                              February 13, 1998


                                 FIRSTHAND FUNDS
                        101 PARK CENTER PLAZA, SUITE 1300
                           SAN JOSE, CALIFORNIA 95113
                                  (408)294-2200

                            THE TECHNOLOGY VALUE FUND
                          THE MEDICAL SPECIALISTS FUND
                           THE TECHNOLOGY LEADERS FUND
                         THE TECHNOLOGY INNOVATORS FUND
                                  No-Load Funds

         Firsthand Funds (the "Trust"), a Delaware business trust, is an open-end management investment company that is offering shares of beneficial interest ("shares") in series, each series representing a distinct fund with its own investment objectives and policies. At present, there are four series authorized by the Trust, The Technology Value Fund, The Medical Specialists Fund, The Technology Leaders Fund, and The Technology Innovators Fund (individually, a "Fund," and collectively, the "Funds"). Each Fund is non-diversified and has the primary investment objective of long-term growth of capital. Although certain of the Funds' investments may produce dividends, interest or other income, current income is not a consideration in selecting a Fund's investments.


         As an open-end management investment company, the Trust will offer each Fund's shares on a continuous basis and will redeem such shares upon the demand of a shareholder. Sales and redemptions will be effected at the net asset value per share next determined after receipt of a proper order. The investor will pay no sales charge or redemption fee.

         The initial minimum investment in each Fund is $10,000 unless the investment is made by an Individual Retirement Account ("IRA"), in which case the minimum initial investment is $2,000. Subsequent investments in each Fund must be at least $50. Lower minimums are available to investors purchasing shares of the Funds through certain brokerage firms. Please see "How to Purchase Shares" in this Prospectus for additional information.

         Interactive Research Advisers, Inc. will serve as the investment adviser to the Funds. Interactive Research Advisers, Inc. intends to focus its research on the objective of long-term growth. Please see "Investment Advisory and Other Services" in this Prospectus for additional information.

         This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Please retain it for future reference. A Statement of Additional Information dated February 13, 1998 has been filed with the Securities and Exchange Commission and is hereby incorporated be reference in its entirety. A copy of the Statement of Additional Information can be obtained at no charge by calling the number listed below. The Internet address for the Funds is www.techfunds.com. The Securities and Exchange Commission maintains a Web Site (www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds.
----------------------------------------------------------------------------
For Information or Assistance in Opening an Account, Please Call:
Nationwide (Toll-Free) . . . . . . . . . . . . . . 888-884-2675

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FIRSTHAND FUNDS
101 Park Center Plaza, Suite 1300
San Jose, CA 95113

BOARD OF TRUSTEES
Kevin M. Landis, Chairman
Kendrick W. Kam
Michael T. Lynch
Mark K. Taguchi

OFFICERS
Kevin M. Landis, President
Kendrick W. Kam, Secretary
Yakoub Billawala, Treasurer

INVESTMENT ADVISER
Interactive Research Advisers, Inc.
101 Park Center Plaza, Suite 1300
San Jose, CA 95113


UNDERWRITER
CW Fund Distributors, Inc.
312 Walnut Street
Cincinnati, Ohio 45202


TRANSFER AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201
(Toll-free) 888-884-2675

TABLE OF CONTENTS
Prospectus Summary....................................................
Summary of Fund Expenses. . . ........................................
Financial Highlights .................................................
Investment Objective, Policies and Risk Considerations................
Investment Advisory and Other Services................................
How to Purchase Shares................................................
How to Redeem Shares..................................................
Shareholder Services..................................................
Exchange Privilege ...................................................
Dividends and Distributions...........................................
Taxes.................................................................
Calculation of Share Price ...........................................
Performance Information...............................................
General Information. . . . ...........................................

         No person has been authorized to give any information or to make any representation with respect to the Funds other than those contained in this Prospectus, and information or representations not herein contained, if given or made, must not be relied upon as having been authorized by the Funds. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

                               PROSPECTUS SUMMARY

INVESTMENT OBJECTIVE AND POLICIES

         Each Fund's investment objective is long-term capital appreciation.

         The TECHNOLOGY VALUE FUND seeks to achieve its objective by investing primarily in securities of companies in the electronic technology and medical technology fields which Interactive Research Advisers, Inc. (the "Investment Adviser") considers to be undervalued and have potential for capital appreciation.

         THE MEDICAL SPECIALISTS FUND seeks to achieve its objective by investing primarily in securities of companies in the health and biotechnology field which the Investment Adviser considers to have a strong earnings growth outlook and potential for capital appreciation.

         The TECHNOLOGY LEADERS FUND seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Investment Adviser considers to have the strongest competitive position.


         The TECHNOLOGY INNOVATORS FUND seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Investment Adviser considers to be best positioned to introduce successful new products.

THE TRUST

         Firsthand Funds, a Delaware business trust organized as Interactive Investments in November 1993, is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company which will issue its shares in series, each series representing a distinct fund with its own investment objectives and policies. The Board of Trustees to date has authorized the issuance of shares in the four series which are the subject of this Prospectus but may authorize additional series in the future.


RISK FACTORS

Generally

         An investment in the Funds may be subject to certain risks hereinafter described, including general risks associated with all securities investments. There can be no assurance the Funds will be able to achieve their investment objectives.

         Each Fund may also invest a portion of its assets in securities that entail certain risks, such as foreign securities, securities of unseasoned issuers and options on futures. Please see "Investment Objective, Policies and Risk Considerations" in this Prospectus for additional information.

Non-Diversification

         Each Fund will be operated as a "non-diversified" portfolio, which means that half of each Fund's portfolio can be invested in two or more stocks, while the other half is spread out among investments not exceeding 5% of the Fund's total assets. As a result of their non-diversified status, each Fund's shares may be more susceptible to adverse change in the value of securities of a particular company than would be the shares of a diversified investment company.

PURCHASES OF SHARES

         Shares of the Funds may be purchased at the next determined net asset value per share (see "Calculation of Share Price"). Shares will be sold without a sales load, with an initial investment of at least $10,000, or $2,000 for initial investments by an IRA (see "How to Purchase Shares"). Subsequent investments must be at least $50, subject to certain exceptions. Purchases may be made by check or by bank wire. Lower minimums are available to investors purchasing shares of the Funds through certain brokerage firms or financial institutions.

REDEMPTIONS OF SHARES

         Investors may redeem shares at their next determined net asset value per share by so instructing the Funds' Transfer Agent. Investors may also redeem shares through a brokerage firm or financial institution through whom shares are owned. See "How to Redeem Shares."

INVESTMENT ADVISER

         The Funds will be managed by Interactive Research Advisers, Inc. (the "Investment Adviser"). The Investment Adviser is paid a monthly management fee at the annual rate of 1.50% of each Fund's average daily net assets. The Investment Adviser is also responsible for the provision of administrative services to the Funds, for which it receives an additional fee. From time to time, the Investment Adviser may waive all or some of its fees which would have the effect of lowering a Fund's overall expense ratio and increasing the return to shareholders during the period such amount is waived or assumed.

TRANSFER AGENT

         The Investment Adviser has retained Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201, to provide administrative, accounting and pricing, dividend disbursing, shareholder servicing and transfer agent services. For further information regarding the Transfer Agent, see "Investment Advisory and Other Services."

DIVIDENDS

         Each Fund intends to declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. See "Taxes." Currently, each Fund intends to distribute income and capital gains annually. All dividends and distributions will be reinvested automatically in shares of the applicable Fund unless the shareholder elects otherwise. See "Dividends and Distributions."

                            SUMMARY OF FUND EXPENSES

         The purpose of the tables below is to assist the investor in understanding the various costs and expenses an investor in each of the Funds will bear directly or indirectly. There are no sales charges, "loads" or maintenance charges of any kind imposed on the purchase of shares (see "How to Purchase Shares").



Shareholder Transaction Expenses
                                                              The Medical                      The Technology
                                            The Technology    Specialists       The Technology   Innovators
                                              Value Fund         Fund            Leaders Fund       Fund


  Maximum sales load
  imposed on purchases                             None            None             None         None

  Maximum sales load
  imposed on reinvested dividends                  None            None             None         None

  Deferred sales load                              None            None             None         None

  Redemption fee                                   None*           None*            None*        None*


  * A wire transfer fee is charged by the Funds' Custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $9.


Annual Fund Operating Expenses (as a percentage of average net assets):


  Management Fees                               1.50%(A)          1.50%(A)          1.50%(A)         1.50%(A)
  12b-1 Fees                                     None              None             None             None
  Other Expenses                                 .43%              .45%             .45%              .45%
  Total Fund Operating Expenses                1.93%(A)          1.95%(A)         1.95%(A)           1.95%(A)



(A) The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total annual operating expenses to 1.95% of the Fund's average daily net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

Example:

         Assuming (i) a $1,000 investment and (ii) a 5% annual return, an investor would pay the following expenses over the periods indicated:



                                                          The Medical                                The Technology
                                    The Technology        Specialists           The Technology        Innovators
                                      Value Fund             Fund                Leaders Fund            Fund


1  Year ....................                $20               $20                       $20                 $20
3  Years....................                 61               $61                       $61                 $61
5  Years....................                104
10 Years....................                225


         THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. With respect to The Technology Value Fund, Annual Fund Operating Expenses are based on amounts incurred during the most recent fiscal year, except that they have been restated to reflect current fees as if they had been in effect during the entire year. With respect to The Medical Specialists Fund, The Technology Leaders Fund and The Technology Innovators Fund, the percentages expressing Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year. Please see "Investment Advisory and Other Services" for a description of the Funds' expenses.

                              FINANCIAL HIGHLIGHTS

         The following information is an integral part of The Technology Value Fund's financial statements and should be read in conjunction with the financial statements. The financial statements of The Technology Value Fund, The Medical
Specialists Fund, and The Technology Leaders Fund as of December 31, 1997 and following information were audited by Tait, Weller and Baker. These financial statements appear in the Statement of Additional Information of the Funds, which can be obtained by shareholders by calling the Transfer Agent (nationwide call toll-free 888-884-2675) or by writing to the Trust at the address on the front of this Prospectus. As of the date of this Prospectus, The Technology Innovators Fund has not commenced operations and thus no financial information has been provided as to this Fund.


TECHNOLOGY VALUE FUND
FINANCIAL HIGHLIGHTS

                        Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                          Year           Year           Year           Period
                                                         Ended          Ended          Ended           Ended
                                                        12/31/97       12/31/96       12/31/95        12/31/94(A)


Net asset value at beginning of period            $      26.66    $      18.44     $    11.70      $    10.00
                                                  ------------    ------------     ----------      -----------

Income from investment operations:
         Net investment loss                             (0.26)          (0.08)         (0.14)          (0.03)
         Net realized and unrealized
                  gains on investments                    1.90           11.20           7.28            2.56
                                                  ------------    ------------     ----------      -----------
Total from investment operations                          1.64           11.12           7.14            2.53
                                                  ------------    ------------     ----------      -----------

Less distributions:

         From net realized gains                         (1.80)          (2.90)         (0.40)          (0.83)
         In excess of net realized gains                  (.44)            --              --              --
                                                  ------------    ------------     ----------      -----------
Total distributions                                      (2.24)          (2.90)         (0.40)          (0.83)
                                                  ------------    ------------     ----------      -----------
Net asset value at end of period                  $      26.06      $    26.66      $   18.44       $   11.70
                                                  ============    ============     ==========      ===========

Total return                                              6.46%          60.55%         61.17%          25.30%(B)
                                                  ============    ============     ==========      ===========

Net assets at end of period (millions)            $     194.4       $    35.1       $    2.7        $    0.2
                                                  ============    ============     ==========      ===========


Ratio of expenses to average net assets                   1.93%           1.81%          1.98%           1.96%(C)

Ratio of net investment loss
         to average net assets                           (1.43%)         (0.55%)        (1.45%)         (1.29%)(C)

Portfolio turnover rate                                    101%             43%            45%             56%

Average commission paid
         per investment security traded           $       0.033     $    0.0426            N/A             N/A


(A) Represents the period from the commencement of operations (May 20, 1994) to December 31, 1994.
(B)      Not annualized
(C)      Annualized


MEDICAL SPECIALISTS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                    Period
                                                                     Ended
                                                                   12/31/97(A)


Net asset value at beginning of period                        $        10.00
                                                              --------------
Income from investment operations:
         Net investment income                                          0.01
         Net realized and unrealized
                  gains on investments                                  0.11
                                                              --------------
Total from investment operations                                        0.12
                                                              --------------

Less distributions:
         Dividends from net investment income                             --
         Distributions from net realized gains                            --
                                                              --------------
Total distributions                                                       --

Net asset value at end of period                              $        10.12
                                                              ==============

Total Return(B)                                                        1.20%
                                                              ==============

Net assets at end of period (millions)                        $          2.4
                                                              ==============
Ratio of expenses to average net assets(C)                             1.81%

Ratio of net investment income
         to average net assets(C)                                      1.75%

Portfolio turnover rate                                                   0%

Average commission paid per investment security traded       $        0.0266


(A) Represents the period from commencement of operations
    (December 10, 1997) to December 31, 1997.
(B) Not annualized.
(C) Annualized.


TECHNOLOGY LEADERS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                    Period
                                                                    Ended
                                                                  12/31/97(A)


Net asset value at beginning of period                         $        10.00
                                                               --------------

Income from investment operations:
         Net investment income                                           0.01
         Net realized and unrealized
                  gains on investments                                   0.06
                                                               --------------
Total from investment operations                                         0.07
                                                               --------------

Less distributions:

         Dividends from net investment income                              --
         Distributions from net realized gains                             --
                                                               --------------
Total distributions                                                        --
                                                               --------------

Net asset value at end of period                               $        10.07
                                                               ==============

Total return(B)                                                         0.70%
                                                               ==============

Net assets at end of period (millions)                         $          3.6
                                                               ==============

Ratio of expenses to average net assets (C)                             1.80%

Ratio of net investment income
         to average net assets(C)                                       1.77%

Portfolio turnover rate                                                    0%

Average commission paid per investment security traded         $       0.0300

(A) Represents the period from commencement of operations
    (December 10, 1997) to December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

             INVESTMENT OBJECTIVE, POLICIES AND RISK CONSIDERATIONS

INVESTMENT OBJECTIVE

The Technology Value Fund

         The Technology Value Fund's investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in equity securities of companies, which may be of any size, in the electronic technology and medical technology fields which, in the Investment Adviser's opinion, are undervalued and have potential for capital appreciation.

The Medical Specialists Fund

         The Medical Specialists Fund's investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies, which may be of any size, in the health and biotechnology fields that, in the Investment Adviser's opinion, have a strong earnings growth outlook and potential for capital appreciation without regard to market capitalization. The health and biotechnology fields include the cardiovascular medical device, minimally invasive surgical tool, pharmaceutical, biotechnology, managed care provider and generic drug segments of the technology industry.

The Technology Leaders Fund

         The Technology Leaders Fund's investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies, which may be of any size, in the high technology field that, in the Investment Adviser's opinion, have the strongest competitive position. In assessing the strength of a company's competitive position, the Investment Adviser may consider such factors as technology leadership, market share, patents and other intellectual property, strength of management, marketing prowess and product development capabilities. The high technology field includes the semiconductor, computer, computer peripheral, software, telecommunication and mass storage device segments of the technology industry.


The Technology Innovators Fund

         The Technology Innovators Fund's investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies, which may be of any size, in the high technology field that, in the Investment Adviser's opinion, are best positioned to introduce successful new products. In assessing a company's capacity for innovation, the Adviser may consider a number of factors, including; technical vision, marketing acumen, proprietary technological advantages and a demonstrated ability to bring products to market quickly. The high technology field includes the semiconductor, computer, computer peripheral, software, telecommunication and mass storage device segments of the technology industry.


         Each Fund's investment objective may not be changed without shareholder approval. However, for temporary defensive purposes, each Fund may invest any portion of its assets in cash or cash equivalents. Potential investors should be aware that risks exist in all types of investments and there can be no assurance that the Funds will be successful in achieving their respective investment objectives. The Funds' shares are intended for long-term investment. The Funds' investment policies are outlined below, and where applicable, factors which may increase the risk of investing in the Funds have been noted.

INVESTMENT POLICIES

Equity Securities

         The equity securities in which the Funds may invest include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock and warrants. The securities selected will typically be traded on a national securities exchange, the NASDAQ System or over-the-counter, and may include securities of both large, well-known companies as well as smaller, less well-known companies, including foreign securities listed on a foreign securities exchange or traded in the United States. Although certain of the Funds' investments may produce dividends, interest or other income, current income is not a consideration in selecting a Fund's investments.

         The Investment Adviser's analysis of a potential investment will focus on valuing an enterprise and purchasing securities of the enterprise when the Investment Adviser believes that value exceeds the market price. The Investment Adviser intends to focus on the fundamental worth of the companies under consideration, where fundamental worth is defined as the value of the basic businesses of the firm, including products, technologies, customer relationships and other sustainable competitive advantages. For purposes of the Investment Adviser's analysis, fundamental worth is a reflection of the value of an enterprise's assets and its earning power, and will be determined by use of price-earnings ratios and comparison with sales of comparable assets to independent third party buyers in arms' length transactions. Balance sheet strength, the ability to generate earnings and a strong competitive position are the major factors the Investment Adviser will use in appraising an investment. Applicable price-earnings ratios depend on the earnings potential of an enterprise as determined by the Investment Adviser. For example, an enterprise that is a relatively high growth company would normally command a higher price-earnings ratio than lower growth companies because expected future profits would be higher.

         Each Fund invests primarily in equity securities, which by definition entail risk of loss of capital. Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond the control of the Investment Adviser. Securities in a Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities may be inactively traded, i.e., not quoted daily in the financial press, and thus may not be readily bought or sold. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly. Each Fund may invest up to 15% of its net assets in illiquid securities, but each Fund does not presently intend to invest more than 5% of its net assets in securities of unseasoned issuers or in securities which are subject to legal or contractual restrictions on resale.

         Each Fund may, from time to time, invest a substantial portion of its assets in small capitalization companies. While smaller companies generally have potential for rapid growth, they often involve higher risks because they lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. In addition, in many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. When making large sales, a Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time.

Foreign Securities

         Each Fund may purchase foreign securities that are listed on a foreign securities exchange or over-the-counter market, or which are represented by American Depository Receipts and are listed on a domestic securities exchange or traded in the United States on over-the-counter markets. While the Funds have no present intention to invest any significant portion of their assets in foreign securities, each Fund reserves the right to invest up to 15% of the value of its net assets (measured at the time of purchase) in the securities of foreign issuers and obligors. Foreign investments may be subject to risks that are not typically associated with investing in domestic companies. For example, such investment may be adversely affected by changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income.

Debt Securities

         Each Fund may also invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Investment Adviser offer long-term capital appreciation possibilities because of the timing of such investments. Each Fund intends that no more than 35% of its total assets will be comprised of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if a Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise.

         Each Fund's investments in this area will consist solely of investment grade securities (rated BBB or higher by Standard & Poor's Ratings Group or Baa or higher by Moody's Investors Service, Inc., or unrated securities determined by the Investment Adviser to be of comparable quality). While securities in these categories are generally accepted as being of investment grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In the event a security's rating is reduced below a Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale.

Put and Call Options

         The Medical Specialists Fund, The Technology Leaders Fund and The Technology Innovators Fund may each write (sell) covered put and call options as a means of enhancing their respective returns, and may buy put and call options written by others covering securities and stock indices to attempt to provide protection against the adverse effects of anticipated changes in the prices of such securities. Each Fund may write covered call options as a means of enhancing its return through the receipt of premiums when the Investment Adviser determines that the underlying securities have achieved their potential for appreciation. Option writing, while designed to hedge and enhance income, may result in lost profit and transaction costs. The Statement of Additional Information contains more information regarding these activities.


FUNDAMENTAL INVESTMENT POLICIES

         Each Fund has adopted the following fundamental investment policies, which may not be changed without shareholder approval:

Non-Diversification of Investments

         As non-diversified investment companies, the Funds may be subject to greater risks than diversified companies because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of each Fund's total assets will be represented by one or more of the following: (i) cash and cash items, including receivables; (ii) U.S. Government securities; (iii) securities of other registered investment companies; and (iv) securities (other than U.S. Government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of a Fund's total assets may be invested in the securities of any one issuer. Each Fund will not invest more than 5% of its total assets in the securities of any single investment company nor more than 10% of their total assets in the securities of all other investment companies.

Concentration of Investments

         Each Fund will concentrate its investments in the technology industry. Concentration allows a Fund to invest 25% or more of the value of its total assets in securities of issuers in a particular industry. Each Fund will therefore invest 25% or more of its total assets in the technology industry. It is possible that, compared to the broad market, a particular group of related stocks will decline in price due to developments affecting an industry. For example, the technology industry may be strongly affected by changes in the economic climate, broad market swings, moves in a dominant industry stock or regulatory changes.


         The Technology Value Fund will invest primarily in a combination of companies within the electronic and medical technology segments, while The Medical Specialists Fund will invest primarily in companies within the health and biotechnology segment and each of The Technology Leaders Fund and The Technology Innovators Fund will invest primarily in companies within the high technology segment. The Funds will be subject to greater risk because of their concentration of investments in a single industry and within certain segments of the industry. For example, investments in the health and biotechnology segments include the risk that the economic prospects, and the share prices, of health and biotechnology companies can fluctuate dramatically due to changes in the regulatory or competitive environments. Investments in the high technology segment include the risk that certain high technology products and services are subject to competitive pressures and aggressive pricing. Additionally, health, biotechnology and high technology segment products and services are subject to risk of rapid obsolescence caused by scientific developments and technological advances.


         Although the Investment Adviser currently believes that investments by the Funds in certain health, biotechnology and technology companies may offer greater opportunities for growth of capital than investments in other industries, such investments may also expose investors to greater than average financial and market risk. Accordingly, an investment in one or more of the Funds does not constitute a balanced investment program.

         The Funds intend to invest primarily in the following industry segments:

         High Technology                   Health and Biotechnology
         ----------------                  -------------------------
         o    Semiconductor                o    Cardiovascular Medical Device
         o    Computer                     o    Minimally Invasive Surgical Tool
         o    Computer Peripheral          o    Pharmaceutical
         o    Software                     o    Biotechnology
         o    Telecommunication            o    Managed Care Provider
         o    Mass Storage Device          o    Generic Drug

Borrowing

     Each Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. Each Fund may pledge its assets in connection with borrowings. While a Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

Lending Portfolio Securities

         Each Fund may make short-term loans of its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds' Custodian in an amount at least equal to the market value of the loaned securities. Each Fund will limit the amount of its loans of its portfolio securities to no more than 30% of its total assets.

OTHER INVESTMENT POLICIES

         Each Fund proposes to follow certain other investment policies set forth below, which are not matters of fundamental policy and may be changed at the discretion of management of the Trust, without a vote of the shareholders:

Companies With Less Than Three Years' Continuous Operation

         The Funds may purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) but only to the extent that such purchase would not cause a Fund's investments in all such companies to exceed 25% of the value of its net assets at the time of purchase. Each Fund presently intends not to invest more than 5% of the value of its net assets in such companies during the coming year.

Warrants

         The Funds may purchase warrants, valued at the lower of cost or market, but only to the extent that such investments do not exceed 5% of a Fund's net assets at the time of purchase.

Portfolio Turnover

         The Funds will not seek to realize profits by anticipating short-term market movements but rather intend to purchase securities for long-term capital appreciation. While the rate of portfolio turnover will not be a limiting factor when the Investment Adviser deems changes appropriate, it is expected that given the Funds' investment objectives, each Fund's annual portfolio turnover will not exceed 100%. Portfolio turnover is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period. Excluded from consideration in the calculation are all debt securities with remaining maturities of one year or less when purchased by the Funds.

Money Market Instruments

         For defensive purposes, each Fund may temporarily hold all or a portion of its assets in money market instruments. The money market instruments which the Funds may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated A-2 or better by Standard & Poor's Ratings Group or Prime-2 or better by Moody's Investors Service, Inc., repurchase agreements, shares of money market investment companies, bank debt instruments (certificates of deposit, time deposits and bankers' acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion.

                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

         The Trust retains Interactive Research Advisers, Inc., 101 Park Center Plaza, Suite 1300, San Jose, California 95113, as its Investment Adviser. The Investment Adviser is controlled by Kendrick W. Kam and Kevin M. Landis, who also serve as Trustees of the Trust.

         Mr. Kam and Mr. Landis have served as co-portfolio managers of The Technology Value Fund since the Fund's inception. Mr. Kam is the portfolio manager of The Medical Specialists Fund and Mr. Landis is the portfolio manager of The Technology Leaders Fund and The Technology Innovators Fund. Prior to his association with the Investment Adviser, Mr. Kam was co-founder and Vice President of Marketing and Finance for Novoste Corporation, a medical device company headquartered in Aguadilla, Puerto Rico. Prior to his association with the Investment Adviser, Mr. Landis served as New Products Marketing Manager for S-MOS Systems, Inc., a San
Jose, California-based semiconductor firm.

         Under investment advisory contracts (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser furnishes advice and recommendations with respect to each Fund's portfolio of securities and investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers of the Trust responsible for the overall management and administration of the Trust, subject to supervision of the Trust's Board of Trustees. Such officers as well as certain Trustees of the Trust may be directors, officers or employees of the Investment Adviser or its affiliates.

         All orders for transactions in securities on behalf of the Funds are placed with broker-dealers selected by the Adviser. The Adviser may select broker-dealers that provide it with research services and may cause the Funds to pay these broker-dealers commissions that exceed those that other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services provided.

         Under the Advisory Agreement, the Investment Adviser is responsible for
(i) the compensation of any of the Trust's Trustees, officers and employees who are directors, officers, employees or shareholders of the Investment Adviser,
(ii) compensation of the Investment Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and (iii) expenses of printing and distributing the Funds' Prospectus and sales and advertising materials to prospective clients.

         For the services provided by the Investment Adviser under the Advisory Agreement, the Investment Adviser receives from each Fund a management fee equal to 1.50% per annum of such Fund's average daily net assets. The management fee is accrued daily and is paid to the Investment Adviser at the end of each month. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.

Underwriter

         The Fund has entered into an Underwriting Agreement with CW Fund Distributors, Inc. (the "Underwriter"), 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, under which the Underwriter provides distribution services to the Fund. The Underwriter is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.
Robert G. Dorsey and John F. Splain are officers of both the Trust and the Underwriter.


FUND ADMINISTRATION

         The Trust has entered into a separate contract with the Investment Adviser wherein the Investment Adviser is responsible for providing administrative and general supervisory services to the Funds (the "Administration Agreement"). Under the Administration Agreement, the Investment Adviser oversees the maintenance of all books and records with respect to the Funds' securities transactions and the Funds' book of accounts in accordance with all applicable federal and state laws and regulations. The Investment Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

         Under the Administration Agreement, the Investment Adviser is responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Investment Adviser has also assumed responsibility for payment of all of the Funds' operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

         For the services rendered by the Investment Adviser under the Administration Agreement, the Investment Adviser receives a fee at the annual rate of .45% of each Fund's average daily net assets up to $200 million, .40% of such assets from $200 million to $500 million, .35% of such assets from $500 million to $1 billion, and .30% of such assets in excess of $1 billion.

         The Investment Adviser has retained Countrywide Fund Services, Inc. (the "Transfer Agent") to serve as the Funds' transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to the Funds, and to assist the Investment Adviser in providing executive, administrative and regulatory services to the Funds. The Transfer Agent is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. The Investment Adviser (not the Funds) pays the Transfer Agent's fees for these services. In addition to the Transfer Agent, the Adviser may retain and pay brokers who provide shareholder servicing to their customers.

                             HOW TO PURCHASE SHARES

         You may purchase shares directly through the Funds' Transfer Agent or through a brokerage firm or financial institution that has agreed to sell the Funds' shares. Your initial investment in the Funds must be at least $10,000 per Fund (or $2,000 per Fund for IRAs). Lower minimums are available to investors purchasing shares of the Funds through certain brokerage firms. Shares of the Funds are sold on a continuous basis at the net asset value next determined after receipt of a purchase order by the Funds or an agent of the Funds. Purchase orders received by such agents prior to 4:00 p.m., eastern time, on any business day are confirmed at the net asset value determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of agents to transmit properly completed orders promptly. Agents may charge a fee (separately negotiated with their customers) for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., eastern time, are confirmed at that day's net asset value.

         You may open an account and make an initial investment in the Funds through selected brokerage firms or financial intermediaries or by sending a check and a completed account application form to Firsthand Funds P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to "Firsthand Funds." The Funds will not accept third party checks for the purchase of shares.

         The Transfer Agent (or your broker) mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust reserves the rights to limit the amount of investments and to refuse to sell to any person.

         Investors should be aware that the Funds' account application contains provisions in favor of the Trust and certain of its affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

         Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

         Provided the Trust has received a completed account application form, you may also purchase shares of the Funds by wire. Please telephone the Transfer Agent (Nationwide call toll-free 888-884-2675) for instructions. You should be prepared to give the name of the Fund in which you wish to purchase shares, the name in which the account is to be established, the address, telephone number and taxpayer identification number for the account, and the name of the bank which will wire the money.

         Your investment will be made at the next determined net asset value after your wire is received together with the account information indicated above. If the Transfer Agent does not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends. To make your initial wire purchase, you are required to mail a completed account application to the Transfer Agent. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Transfer Agent reserves the right to charge shareholders for this service upon thirty days' prior notice to shareholders.

         You may purchase and add shares to your account ($50 minimum) by mail or by bank wire. Checks should be sent to Interactive Investments, P.O. Box 5354, Cincinnati, Ohio 45201- 5354. Checks should be made payable to "Firsthand Funds." Bank wires should be sent as outlined above. Each additional purchase request must contain the name of your account and your account number to permit proper crediting to your account.


                              HOW TO REDEEM SHARES

         You may redeem shares of each Fund on each day that the Transfer Agent is open for business by sending a written request to the Transfer Agent. You may also redeem shares through a broker or financial intermediary through whom you own shares. When requesting a direct redemption through the Transfer Agent, the request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, municipal securities brokers and dealers, government securities brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A notary public is not an acceptable guarantor.


         Redemption requests may direct that the proceeds be wired directly to your existing account in any commercial bank or brokerage firm in the United States. If your instructions request a redemption by wire, you will be charged a $9 processing fee by the Fund's Custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

         You may also redeem shares by placing a wire redemption through a securities broker or dealer. Unaffiliated broker-dealers may impose a fee on the shareholder for this service. You will receive the net asset value per share next determined after receipt by the Trust's agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

         You will receive the net asset value per share next determined after receipt by the Transfer Agent (or other agents of the Funds) of your redemption request in the form described above. Payment is made within three business days after tender in such form, provided that payment for redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

         The Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of the redemption proceeds by wire. The affected shareholders will bear the risk of any such loss.

         At the discretion of the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.

         The Trust reserves the right to require you to close your account, other than an IRA account, if at any time the value of your shares is less than $10,000 (based on actual amounts invested, unaffected by market fluctuations), or such other minimum amount as the Trust may determine from time to time. After notification to you of the Trust's intention to close your account, you will be given sixty days to increase the value of your account to the minimum amount.

         The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission.

                              SHAREHOLDER SERVICES

         Contact the Transfer Agent (nationwide call toll-free 888-884-2675) for additional information about the shareholder services described below.

Tax-Deferred Retirement Plans

         Shares of each Fund are available for purchase in connection with the following tax-deferred retirement plans:

         --       Keogh Plans for self-employed individuals

         -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

         -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

         -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code (the "Code")

Direct Deposit Plans

         Shares of each Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or Social Security checks transferred automatically to purchase shares of the Funds.

Automatic Investment Plan

         You may make automatic monthly investments in each Fund from your bank, savings and loan or other depository institution account. The minimum monthly investment must be $50 under the plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting your account which would reduce your return from an investment in the Funds.

                               EXCHANGE PRIVILEGE

         Shares of the Funds may be exchanged for each other at net asset value. Shares of any Fund may also be exchanged at net asset value for shares of the Short Term Government Income Fund (a series of Countrywide Investment Trust), which invests in short-term U.S. Government obligations backed by the "full faith and credit" of the United States and seeks high current income, consistent with protection of capital. Shares of the Short Term Government Income Fund acquired via exchange may be re-exchanged for shares of any Fund at net asset value.

         To request an exchange, you may send a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone. If you are unable to execute your transaction by telephone (for example during times of unusual market activity) consider requesting your exchange by mail. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

         The telephone exchange privilege is automatically available to all shareholders. Neither the Trust, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine for any loss, damage, cost or expense in acting on such telephone instructions. The affected shareholders will bear the risk of any such loss. The Trust, or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

         Exchanges may only be made for shares of the Funds then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. An exchange results in a sale of Fund shares, which may cause you to recognize a capital gain or loss.

                           DIVIDENDS AND DISTRIBUTIONS

         Each Fund expects to distribute substantially all of its net investment income and net realized gains, if any, at least annually. Dividends and distributions are automatically reinvested in additional shares of the Funds (the Share Option) unless cash payments are specified on your application or are otherwise requested by contacting the Transfer Agent.

         If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

                                      TAXES

         The following discussion relates solely to the federal income tax treatment of dividends and distributions by the Funds. Investors should consult their own tax advisers for further details and for the application of state, local and foreign tax laws to their particular situations.

         Each Fund intends to qualify and to be treated as a "regulated investment company" under Subchapter M of the Code by annually distributing substantially all of its net investment company taxable income, net tax-exempt income and net capital gains in dividends to its shareholders and by satisfying certain other requirements related to the sources of its income and the diversification of its assets. By so qualifying, a Fund will not be subject to federal income tax or excise tax on that part of its investment company taxable income and net realized short-term and long-term capital gains which it
distributes  to  its   shareholders   in  accordance   with  the  Code's  timing
requirements.

         Dividends and distributions paid to shareholders are generally subject to federal income tax and may be subject to state and local income tax. Dividends from net investment income and distributions from any excess of net realized short-term capital gains over net realized capital losses are currently taxable to shareholders (other than tax-exempt entities that have not borrowed to purchase or carry their shares of the Funds) as ordinary income.

         Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by a Fund to its shareholders are taxable to the recipient shareholders as capital gains, without regard to the length of time a shareholder has held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Redemptions of shares of the Funds are taxable events on which a shareholder may realize a gain or loss.

         To avoid a 31% federal backup withholding tax requirement on dividends, distributions and redemption proceeds, individuals and other non-exempt shareholders must certify their taxpayer identification number to the Trust on the investment application and provide certain other certifications. A shareholder may also be subject to backup withholding if the Internal Revenue Service or a broker notifies the Trust that the number furnished by the shareholder is subject to backup withholding for previous under- reporting of interest or dividend income. Amounts withheld by the Funds are applied to the shareholder's federal income tax liability. In addition, foreign shareholders may be subject to federal income tax withholding of up to 30% of dividends, distributions and redemption proceeds from the Funds.

         Reports containing appropriate federal income tax information (relating to the tax status of dividends and capital gain distributions by the Funds) will be furnished to each shareholder not later than 30 days following the close of the calendar year during which the payments are made.

         The above discussion concerning the taxation of dividends and distributions received by shareholders is applicable whether a shareholder receives such payment in cash or reinvests such amount in additional shares of the Funds. Thus, dividends and distributions which are taxable as ordinary income or capital gain are so taxable whether received in cash or reinvested in additional shares of the Funds.

         Additional information regarding the taxation of the Funds and their shareholders is contained in the Statement of Additional Information under "Taxes."

                           CALCULATION OF SHARE PRICE

         On each day that the Transfer Agent is open for business, the share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, currently 4:00 p.m., eastern time. The Transfer Agent is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in a Fund's investments that its net asset value might be materially affected. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent.

         Portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the most recent bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities, as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

                             PERFORMANCE INFORMATION

         Each Fund may, from time to time, include figures indicating its total return, or yield and total return, in advertisements or reports to shareholders or prospective investors. Any quotations of yield will be based on all investment income per share earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period and annualizing the result. Quotations of a Fund's average annual compounded rate of return on a hypothetical investment in the Fund over a period of 1, 5 and 10 years (or shorter periods dating from the commencement of Fund operations) will reflect the deduction of a proportional share of Fund expenses (on an annual basis) and will assume that all dividends and distributions are reinvested when paid.

         Performance information for a Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, the types and quality of the Fund's portfolio investments, market conditions during the particular time period and operating expenses. Such information should not be considered as a representation of the Fund's future performance. For a further description of the methods to be used to determine a Fund's average annual total return and yield, please refer to "Performance Information" in the Statement of Additional Information.

         The table below shows the investment results for The Technology Value Fund for various periods throughout the Fund's lifetime. The results represent "total return" investment performance, which assumes the reinvestment of all capital gains and income dividends for the indicated periods. Also included is comparative information with respect to the unmanaged Standard & Poor's 500 Stock Index (the "S&P 500"), the NASDAQ Composite Index ("NASDAQ") and the Dow Jones Industrial Average (the "DJIA"). The table does not make any allowance for federal, state or local income taxes. The Technology Value Fund's Annual Report contains additional performance information and is available on request and without charge by calling 888-884-2675. As of the date of this Prospectus, The Medical Specialists Fund, The Technology Leaders Fund and The Technology Innovators Fund have not commenced operations or only recently commenced operations and thus have no performance history.

         The results should not be considered a representation of the total return from an investment made in The Technology Value Fund today. The periods shown were generally favorable ones for stock market investing. This information is provided to help you better understand The Technology Value Fund and may not provide a basis for comparison with other investments or mutual funds (including The Medical Specialists Fund, The Technology Leaders Fund, and The Technology Innovators Fund) which are managed according to different investment objectives or strategies or which use a different method to calculate performance.


                           Technology
Period                     Value Fund                S&P 500                    DJIA              NASDAQ**


5/20/94* -
12/31/94                     25.30%                   2.74%                      3.52%             3.48%

1/1/95 -
12/31/95                     61.17%                  37.58%                     36.84%            39.92%

1/1/96 -
12/31/96                     60.55%                  22.96%                     28.88%            22.71%

1/1/97-
12/31/97                      6.46%                  33.36%                     24.94%            22.15%

Aggregate Total
Return Since
Inception                   245.17%                  131.78%                   128.08%           117.02%

Annualized Total
Return Since
Inception                    40.82%                   26.15%                    25.59%            23.87%


*Fund Inception Date
**Measures price appreciation only; dividends not included.

                               GENERAL INFORMATION

ORGANIZATION AND CAPITAL STRUCTURE

         The Trust was organized in November 1993 as a Delaware business trust and is authorized to issue an unlimited number of shares of beneficial interest. The Trust currently has authorized the issuance of four series of shares, or Funds. The Board of Trustees may authorize the creation of additional series without shareholder approval.

         All shares, when issued, will be fully paid and non-assessable and will be redeemable and freely transferable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

         Each share of a Fund has one vote irrespective of the relative net asset value of the shares. The voting rights of shareholders are non-cumulative, so that holders of more than 50% of the shares can elect all Trustees being elected. On issues affecting only a particular Fund, the shares of the affected Fund will vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.


         As of February 1, 1998, Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, California 94104, may be deemed to control The Technology Value Fund and The Medical Specialists Fund by virtue of the fact that it owns of record more than 25% of both Fund's shares. As of the same date, National Financial Services Corp., 200 Liberty Street, 1 World Financial Center, New York, New York, 10281, may be deemed to control The Technology Leaders Fund by virtue of the fact that it owns of record more than 25% of the Fund's shares.


         The Board of Trustees of the Trust is responsible for managing the business and affairs of the Trust. The Board exercises all of the rights and responsibilities required by, or made available under, the Delaware Business Trust Act.

SHAREHOLDER MEETINGS AND INQUIRIES

         Annual meetings of shareholders will not be held unless called by the shareholders pursuant to the Delaware Business Trust Act or unless required by the 1940 Act and the rules and regulations promulgated thereunder.

         Special meetings of the shareholders may be held, however, at any time and for any purpose, (i) if called by the Chairman of the Board of Trustees, if one exists, the President and two or more Trustees, (ii) if called by one or more shareholders holding 10% or more of the shares entitled to vote on matters presented to the meeting, or (iii) if an annual meeting is not held within any 13-month period, upon application of any shareholder, a court of competent jurisdiction may summarily order that such meeting be held.

REPORTS TO SHAREHOLDERS

         The Funds will issue semiannual reports which will include a list of securities owned by the Funds and financial statements which, in the case of the annual report, will be examined and reported upon by the Funds' independent auditors.

                                 FIRSTHAND FUNDS


                       STATEMENT OF ADDITIONAL INFORMATION

                                February 13, 1998

                            THE TECHNOLOGY VALUE FUND
                          THE MEDICAL SPECIALISTS FUND
                           THE TECHNOLOGY LEADERS FUND
                         THE TECHNOLOGY INNOVATORS FUND


This Statement of Additional Information is not a Prospectus, but is to be read in conjunction with the Prospectus of Firsthand Funds dated February 13, 1998. A copy of the Prospectus can be obtained by writing the Trust at 101 Park Center Plaza, Suite 1300, San Jose, California 95113, or by calling the Trust at 1-888-884-2675.

TABLE OF CONTENTS

The Trust. . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Definitions, Policies and Risk Considerations . . . . . . . . . 2
Quality Ratings of Corporate Bonds and Preferred Stocks . . . .11
Investment Restrictions . . . . . . . . . . . . . . . . . . . .13
Management of the Trust . . . . . . . . . . . . . . . . . . . .15
Principal Security Holders . . . . . . . . . . . . . . . . . . 16
Investment Advisory and Other Services . . . . . . . . . . . . 18
Securities Transactions . . . . . . . . . . . . . . . . . . . .21
Purchase, Redemption and Pricing of Shares . . . . . . . . . . 22
Performance Information . . . . . . . . . . . . . . . . . . . .24
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . .26
Custodian . . . . . . . . . . . . . . . . . . . . . . . . . . .29
Legal Counsel and Auditors . . . . . . . . . . . . . . . . . . 30
Miscellaneous Information . . . . . . . . . . . . . . . . . . .30
Financial Statements. . . . . . . . . . . . . . . . . . . . . .30

                                    THE TRUST

         Firsthand Funds (the "Trust"), formerly Interactive Investments, was organized as a Delaware business trust on November 11, 1993. The Trust currently offers four series of shares to investors, The Technology Value Fund, The
Medical Specialists Fund, The Technology Leaders Fund, and The Technology Innovators Fund (referred individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objectives and policies.

         Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interests in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

         A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Objectives, Policies and Risk Considerations") appears below:

         MAJORITY. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270) unsecured promissory notes issued by corporations in order to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's Ratings Group ("Standard & Poor's") or Prime-1 by Moody's Investors Service, Inc. ("Moody's") or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Adviser, such note is liquid.

         The rating of Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the issuer's parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1. Issuers of commercial paper rated A (highest quality) by Standard & Poor's have the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better, although in some cases "BBB" credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1.

         BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Each Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

         Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

         For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller subject to the repurchase agreement and is therefore subject to a Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by a Fund subject to a repurchase agreement as being owned by that Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and a Fund has not perfected a security interest in the security, that Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for a Fund, the Investment Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case a Fund may incur a loss if the proceeds to that Fund of the sale of the security to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

         MONEY MARKET FUNDS. Each Fund may under certain circumstances invest a portion of its assets in money market investment companies. The 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies in the aggregate, and also restricts its investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market investment company involves payment of such company's pro rated share of advisory and administrative fees charged by such company, in addition to those paid by the Funds.

         WARRANTS. Each Fund may invest a portion of its assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a Fund's entire investment therein).

         FOREIGN SECURITIES. Subject to each Fund's investment policies and quality standards, the Funds may invest in the securities of foreign issuers. Because the Funds may invest in foreign securities, an investment in the Funds involve risks that are different in some respects from an investment in a fund which invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. There may be less governmental supervision of securities markets, brokers and issuers of securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and difficulty in enforcing legal rights outside the United States.



         WRITING COVERED CALL OPTIONS (THE MEDICAL SPECIALISTS FUND, THE TECHNOLOGY LEADERS FUND, AND THE TECHNOLOGY INNOVATORS FUND ONLY). The Medical Specialists Fund, The Technology Leaders Fund, and The Technology Innovators Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that those Funds have considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the exchanges on which the option is traded and the appropriate clearing agency.


         The writing of covered call options is a conservative investment technique which the Investment Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline.

         WRITING COVERED PUT OPTIONS (THE MEDICAL SPECIALISTS FUND, THE TECHNOLOGY LEADERS FUND, AND THE TECHNOLOGY INNOVATORS FUND ONLY). The Medical Specialists Fund, The Technology Leaders Fund, and The Technology Innovators Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if they are considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its Custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

         The risks involved in writing put options include the risk that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised.

         OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may be assigned an exercise at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Investment Adviser's ability to select the proper time, type and duration of the options.

         By writing options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. Each Fund may also seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its then current market value. The Funds may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would be in a position to realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security or stock index decreased or remained the same or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund. When writing put options a Fund will be required to segregate cash and/or liquid securities to meet its obligations. When writing call options a Fund will be required to own the underlying financial instrument or segregate with its Custodian cash and/or liquid securities to meet its obligations under written calls. By so doing, a Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired. The staff of the Securities and Exchange Commission has taken the position that over-the-counter options and the assets used as "cover" for over-the-counter options are illiquid securities.

         The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although the Funds generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, the Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

         BORROWING.  The use of  borrowing  by the Funds  involves  special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with their lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities subject to the restrictions stated in its Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the value of the loaned securities. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by a Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. The Funds receive amounts equal to the dividends or interest on loaned securities and also receive one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such collateral; either type of interest may be shared with the borrower. The Funds may also pay fees to placing brokers as well as custodian and administrative fees in connection with loans. Fees may only be paid to a placing broker provided that the Trustees determine that the fee paid to the placing broker is reasonable and based solely upon services rendered, that the Trustees separately consider the propriety of any fee shared by the placing broker with the borrower, and that the fees are not used to compensate the Adviser or any affiliated person of the Trust or an affiliated person of the Adviser or other affiliated person. The terms of the Funds' loans must meet applicable tests under the Internal Revenue Code and permit the Funds to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and securities such as repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

         Each Fund does not intend presently to invest more than 5% of its net assets in illiquid securities. In the event that a Fund's investments in illiquid securities are deemed to exceed 5% of its net assets due to changes in the liquidity of securities already held, the Fund will expeditiously dispose of such securities in order to satisfy the 5% limitation.

             QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

         The ratings of Moody's and Standard & Poor's for CORPORATE BONDS in which the Funds may invest are as follows:

         MOODY'S

         Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         STANDARD & POOR'S

         AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

         The ratings of Moody's and Standard & Poor's for PREFERRED STOCKS in which the Funds may invest are as follows:

         MOODY'S

         aaa - An issue which is rated aaa is considered to be a top- quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa - An issue which is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a - An issue which is rated a is considered to be an upper- medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa - An issue which is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

         STANDARD & POOR'S

         AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

         A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

         BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                             INVESTMENT RESTRICTIONS

                  Each Fund has adopted the following investment restrictions as matters of fundamental investment policy (except where noted below), which restrictions may not be changed with respect to any Fund without the approval of a majority of the outstanding voting securities of that Fund. Each Fund may not:

         1. Underwrite the securities of other issuers, except that the Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act of 1933. The Fund does not intend to invest more than 5% of net assets in restricted securities.

         2. Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

         3. Purchase or sell commodities or commodity contracts, including futures contracts, except that The Medical Specialists Fund, The Technology Leaders Fund and The Technology Innovators Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

         4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of the Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e. loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. See Prospectus, "Investment Objectives, Policies and Risk Considerations."

         5. Purchase securities on margin, but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of the Fund's total assets at the time any borrowing is made. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

         7. Purchase or sell puts and calls on securities, except that The Medical Specialists Fund, The Technology Leaders Fund and The Technology Innovators Fund may purchase and sell puts and calls on stocks and stock indices.

         8.       Make short sales of securities.

         9. Participate on a joint or joint and several basis in any securities trading account.

         10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

         With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

                             MANAGEMENT OF THE TRUST

         The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request. Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer.
The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their compensation from the Trust for the fiscal year ended December 31, 1997.


NAME                              AGE        POSITION HELD            AGGREGATE COMPENSATION**
----                              ---        -------------            ------------------------


*Kevin M. Landis                   37        Trustee/President              $    0
*Kendrick W. Kam                   37        Trustee/Secretary                   0
 Michael T. Lynch                  36        Trustee                         2,700
 Mark K. Taguchi                   42        Trustee                         2,700
 Yakoub Billawala                  32        Treasurer                           0

* This Trustee is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) by virtue of his affiliation with the Investment Adviser.
**   The Trust does not maintain pension or retirement plans.

     The principal occupations of the Trustees and officers of the Trust during the past five years are set forth below:

         KENDRICK W. KAM, 101 Park Center Plaza, Suite 1300, San
Jose, California 95113, has been President of Interactive
Research Advisers, Inc. since its founding in August 1993.

         KEVIN M. LANDIS, 101 Park Center Plaza, Suite 1300, San
Jose, California 95113, has been Vice President and Secretary of
Interactive Research Advisers, Inc. since its founding in August
1993.

         MICHAEL T. LYNCH, 523 E. Hods Hollow Drive, Kaysville, Utah 84037, is currently a Product Manager for Iomega Corp. Mr. Lynch served as a Product Manager for Adaptec, Inc. during 1995. He served as Product Line Manager for Calera Recognition Systems,
Inc., a manufacturer of Optical Character Recognition Software, from 1990 to 1995.

         MARK K. TAGUCHI, 526 Occidental Avenue, San Mateo, California 94402, is currently strategic relations manager for the WebFORCE group at Silicon Graphics, Inc. Mr. Taguchi is also a principal with Renaissance Management, a business development firm. From 1990-1993 he was a Vice President of Postal Buddy Corporation, a delivery services company.

         YAKOUB BILLAWALA, 101 Park Center Plaza, Suite 1300, San Jose, California 95113, is Chief Operating Officer for Interactive Research Advisers, Inc. He was previously the Database Marketing Manager for Silicon Graphics, Inc. (1995- 1996); the Director of Product Management and Product Marketing for Starbase Corporation (1994-1995); and a Senior Product Manager for Oracle Corporation (1989-1994).

                           PRINCIPAL SECURITY HOLDERS

         As of February 1, 1998, the following persons owned of record 5% or more of the shares of the Funds:


THE TECHNOLOGY VALUE FUND:

NAME                                                       SHARES                      % OWNERSHIP


Charles Schwab & Co.                                     2,641,259                         34.68%
101 Montgomery Street
San Francisco, California 94104

Donaldson, Lufkin &                                      1,063,395                         13.96%
  Jenrette Securities Corp.
P.O. Box 2052
Jersey City, New Jersey 07303

National Financial                                       1,690,730                         22.20%
  Services Corp.
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281



THE MEDICAL SPECIALISTS FUND:

NAME                                                          SHARES                    % OWNERSHIP


Charles Schwab & Co.                                        94,039                         28.91%
101 Montgomery Street
San Francisco, California 94104

Donaldson, Lufkin &                                         32,678                         10.05%
Jenrette Securities Corp.
P.O. Box 2052
Jersey City, New Jersey 07303

National Financial Services Corp.                           63,252                         19.45%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281


                                                       16



THE TECHNOLOGY LEADERS FUND:

NAME                                                          SHARES                    % OWNERSHIP


Charles Schwab & Co.                                          116,407                        18.34%
101 Montgomery Street
San Francisco, California 94104

Donaldson, Lufkin &                                            48,632                         7.66%
Jenrette Securities Corp.
P.O. Box 2052
Jersey City, New Jersey 07303

National Financial Services Corp.                             270,204                        42.57%
One World Financial Center
200 Liberty Street, 5th Floor
New York, New York 10281

         Charles Schwab & Co., a corporation organized in California, may be deemed to control The Technology Value Fund and The Medical Specialists Fund. National Financial Services Corp., a corporation organized in New York, may be deemed to control The Technology Leaders Fund. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

         As of February 1, 1998, the Trustees and officers of the Trust owned of record or beneficially less than 1% of each Fund's outstanding shares.

                     INVESTMENT ADVISORY AND OTHER SERVICES

THE INVESTMENT ADVISER

         Interactive Research Advisers, Inc., a California corporation, 101 Park Center Plaza, Suite 1300, San Jose, California 95113 (the "Investment Adviser"), is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940. The Investment Adviser is controlled by Kendrick W. Kam and Kevin M. Landis.

         The Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser has been approved by the Board of Trustees of the Trust, including a majority of the Trustees who were not a party to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of a party to the Advisory Agreement.

         Under the Advisory Agreement, the Investment Adviser (i) manages the investment operations of each Fund and the composition of its portfolio, including the purchase, retention and disposition of securities in accordance with each Fund's investment objective, (ii) provides all statistical, economic and financial information reasonably required by the Funds and reasonably available to the Investment Adviser, (iii) provides the Custodian of the Funds' securities on each business day with a list of trades for that day, and (iv) provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust.

         By its terms, the Advisory Agreement remains in force from year to year, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.


         Pursuant to the Advisory Agreement, each Fund pays to the Investment Adviser, on a monthly basis, an advisory fee equal to 1.50% per annum of its average daily net assets. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. For the fiscal years ended December 31, 1997, 1996 and 1995, The Technology Value Fund paid advisory fees of $1,830,251, $122,185, and $13,192, respectively. For the fiscal year ended December 31, 1997, The Medical Specialists Fund and The Technology Leaders Fund paid advisory fees of $1,238 and $1,769, respectively.


         The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and may have numerous advisory clients besides the Funds.

THE UNDERWRITER

         CW Fund Distributors, Inc. (the "Underwriter"), 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, serves as principal underwriter for the Trust pursuant to an Underwriting Agreement. Shares are sold on a continuous basis by the Underwriter. The Underwriter has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obliged to sell any particular amount of shares. The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years from the date of its execution, and for continuous one-year periods thereafter if such continuance is approved at least annually (i) by the Board of Trustees or a vote of a majority of the outstanding shares, and (ii) by a majority of the Trustees who are not interested persons of the Trust or of the Underwriter by vote cast in person at a meeting called for the purpose of voting on such approval.

         The Underwriting Agreement may be terminated by the Trust at any time, without the payment of any penalty, by vote of a majority of the entire Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Funds on 60 days' written notice to the Underwriter, or by the Underwriter at any time, without the payment of any penalty, on 60 days' written notice to the Trust. The Underwriting Agreement will automatically terminate in the event of its assignment.

THE ADMINISTRATION AGREEMENT

         The  Board of  Trustees  of the Trust has  approved  an  Administration
Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the Funds. The Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Funds' security transactions and the Funds' books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

         Pursuant to the Administration Agreement, each Fund will pay to the Investment Adviser, on a monthly basis, a fee equal to .45% per annum of its average daily net assets up to $200 million, .40% of such assets from $200 million to $500 million, .35% of such assets from $500 million to $1 billion, and .30% of such assets in excess of $1 billion. For the fiscal years ended December 31, 1997, 1996 and 1995, The Technology Value Fund paid administrative fees of $778,503, $101,257 and $13,192, respectively. For the fiscal year ended December 31, 1997, The Medical Specialists Fund and The Technology Leaders Fund paid administrative fees of $371 and $531, respectively.

         The Administration Agreement may be terminated by the Trust at any time, on 60 days' notice to the Investment Adviser, without penalty either (1) by vote of the Board of Trustees of the Trust, or (2) by vote of a majority of the outstanding voting securities of a Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

COUNTRYWIDE FUND SERVICES, INC.

         Countrywide Fund Services, Inc. ("Countrywide"), 312 Walnut Street, Cincinnati, Ohio 45202, is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Funds' shares and act as dividend and distribution disbursing agent. Countrywide also provides administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable Countrywide to perform its duties. For the performance of these services, the Investment Adviser (not the Funds) pays Countrywide (i) a fee for administrative services at the annual rate of .1% of the average value of each Fund's daily net assets up to $100,000,000, .075% of such assets from

$100,000,000 to $200,000,000  and .05% of such assets in excess of $200,000,000;
(ii) a fee for transfer agency and shareholder services at the annual rate of $16 per shareholder account of the Funds; and (iii) a monthly fee for accounting and pricing services which will vary according to each Fund's average net assets during such month. In addition, the Investment Adviser reimburses Countrywide for out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

         Countrywide is an indirect wholly owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

                             SECURITIES TRANSACTIONS

         The Investment Adviser furnishes advice and recommendations with respect to the Funds' portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Funds' portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as the overall net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

         The Investment Adviser may direct the Funds' portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Funds may be used in managing the Investment Adviser's other investment accounts.

         The Funds may deal in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the "third market" (i.e., otherwise than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Funds' own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Funds do not allocate brokerage business in return for sales of the Funds' shares.

         Neither the Investment Adviser nor any affiliated person thereof will participate in commissions paid by the Funds to brokers or dealers or will receive any reciprocal business, directly or indirectly, as a result of such commissions.

         The Technology Value Fund paid brokerage commissions of $275,303, $57,050, and $6,298 during the fiscal years ended December 31, 1997, 1996 and 1995, respectively. The Medical Specialists Fund and The Technology Leaders Fund paid brokerage commissions of $994 and $876, during the fiscal year ended December 31, 1997, respectively.

         The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these policies.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATION OF SHARE PRICE

         The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Calculation of Share Price" in the Prospectus.

         In valuing a Fund's assets for the purpose of determining net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on such exchange on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the closing bid price on such day. If no bid price is quoted on such exchange on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. Readily marketable securities traded only in the over-the-counter market are valued at the current bid price. If no bid price is quoted on such day, then the security is valued by such method as the Investment Adviser under the supervision of the Board of Trustees determines in good faith to reflect its fair value. All other assets of the Funds, including restricted securities and securities that are not readily marketable, are valued in such manner as the Investment Adviser under the supervision of the Board of Trustees in good faith deems appropriate to reflect their fair value.

PURCHASE OF SHARES

         Orders for shares received by the Trust in proper form prior to the close of business on the New York Stock Exchange (the "Exchange") on each day during such periods that the Exchange is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the Exchange. Orders received in proper form after the close of the Exchange, or on a day it is not open for trading, are priced at the close of such Exchange on the next day on which it is open for trading at the next determined net asset value per share.

REDEMPTION OF SHARES

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven calendar days after a shareholder's redemption request made in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Funds.

         The Trust will redeem all or any portion of a shareholder's shares of the Funds when requested in accordance with the procedures set forth in the "How to Redeem Shares" section of the Prospectus.

REDEMPTION IN KIND

         Payment of the net redemption proceeds may be made either in cash or in portfolio securities (selected in the discretion of the Investment Adviser under supervision of the Board of Trustees and taken at their value used in determining the net asset value), or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of a Fund. If payment for shares redeemed is made wholly or partly in portfolio securities, brokerage costs may be incurred by the investor in converting the securities to cash. The Trust has filed an election with the Securities and Exchange Commission pursuant to which a Fund will effect a redemption in portfolio securities only if the particular shareholder of record is redeeming more than $250,000 or 1% of net assets, whichever is less, during any 90-day period. The Trust expects, however, that the amount of a redemption request would have to be significantly greater than $250,000 or 1% of net assets before a redemption wholly or partly in portfolio securities would be made.

                             PERFORMANCE INFORMATION

         A Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by- year returns.

         For the purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                                  P(1+T)n = ERV
Where:
         P    =  a hypothetical  initial  payment of $1,000
         T    =  average annual total return
         n    =  number of years (1, 5, or 10)
         ERV  =  ending  redeemable value of a hypothetical $1,000
                     payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

         Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods of a Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

         The foregoing information should be considered in light of a Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of a Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

         The average annual total returns of the Technology Value Fund for the periods ended December 31, 1997 are as follows:

                  1-Year                                 6.46%
                  Since inception (May 20, 1994)        40.82%

         Each Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Technology Value Fund's total returns as calculated in this manner for each of its past three fiscal periods are as follows:


                           PERIOD ENDED

                           December 31, 1995                61.17%
                           December 31, 1996                60.55%
                           December 31, 1997                 6.46%


A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by a Fund's average annual total return as described above.

         The performance quotations described above are based on historical earnings of The Technology Value Fund only and are not intended to indicate future performance of any of the Funds.

         To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

         Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Funds may provide comparative performance information appearing in any appropriate category published by Lipper Analytical Services, Inc. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index and the Value Line Composite Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed on the New York Stock Exchange. The Russell 2000 Index, representing approximately 11% of the U.S. equity market, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market). The NASDAQ Composite Index is an unmanaged index which averages the trading prices of more than 3,000 domestic over-the-counter companies. The Value Line Composite Index is an unmanaged index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement.

         In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

                                      TAXES

         Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of

1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to their business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Funds control and which are engaged in the same or similar trades or businesses; and
(c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

         As regulated investment companies, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) and its net capital gain (not taking into account any capital gains or losses from sales and exchanges) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, each Fund intends to make distributions in accordance with these distribution requirements.

         In view of each Fund's investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of each Fund's gross income. Distributions by the Funds of such dividends to corporate shareholders may be eligible for the "70% dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of each Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend. Corporate shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includible in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

         Each Fund may invest as much as 15% of its net assets in securities of foreign companies and may therefore be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by the shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consist of securities in foreign corporations. Because the Funds do not anticipate investment in securities of foreign corporations to this extent, the Funds will likely not be able to make this election and foreign tax credits will be allowed only to reduce a Fund's tax liability, if any.

         Under the Code, upon disposition of securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income.

         Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Funds, an investor should carefully consider the amount of dividends or capital gains distributions which are expected to be or have been announced.

         Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, redemption or repurchase of shares of the Funds that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Funds which he has held for less than six months and on which he has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Funds will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

         Provided that a Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year.

         The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Funds. The law firm of Paul, Hastings, Janofsky & Walker LLP has expressed no opinion in respect thereof. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Funds.

                                    CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45201, has been retained to act as Custodian for each Fund's investments. Star Bank, N.A. acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

                           LEGAL COUNSEL AND AUDITORS

         The law firm of Paul, Hastings, Janofsky & Walker LLP, 345 California Street, 29th Floor, San Francisco, California 94104, acts as legal counsel for the Trust and the Trust's independent Trustees.

         The firm of Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, Pennsylvania 19103, has been selected as independent auditors for the Trust for the fiscal year ending December 31, 1998. Tait, Weller & Baker performs an annual audit of the Trust's financial statements and will advise the Trust as to certain accounting matters.

                            MISCELLANEOUS INFORMATION

         This Statement of Additional Information and the Prospectus do not contain all the information included in the Trust's registration statement filed with the Securities and Exchange Commission under the Securities Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, may be examined at the offices of the Securities and Exchange Commission in Washington, D.C.

                  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The audited financial statements of The Technology Value Fund, The Medical Specialists Fund and The Technology Leaders Fund as of December 31, 1997 appear in the reports which are attached to this Statement of Additional Information.

[LOGO]

INTERACTIVE INVESTMENTS


Annual Report to Shareholders

December 31, 1997




INTERACTIVE INVESTMENTS
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

BOARD OF TRUSTEES
Kevin M. Landis, Chairman
Kendrick W. Kam
Michael T. Lynch
Mark K. Taguchi

OFFICERS
Kevin M. Landis, President
Kendrick W. Kam, Secretary
Yakoub Billawala, Treasurer

INVESTMENT ADVISER
Interactive Research Advisers, Inc.
101 Park Center Plaza
Suite 1300
San Jose, CA 95113

TRANSFER AGENT/ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201
(Toll-Free) 888-884-2675



This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of Interactive Investments Trust.

TECHNOLOGY VALUE FUND


                   TVFQX Performance as of December 31, 1997
                            (Average Annual Returns)


         3-Year Return (12/31/94 - 12/31/97)                  + 40.18%

         1-Year Return (12/31/96 - 12/31/97)                  +  6.46%

         Since Inception Return (05/20/94 - 12/31/97)         + 40.82%


Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that any investor's shares, when redeemed, maybe worth more or less than their original cost.


1997 RESULTS

1997 was a disappointing year for the Technology Value Fund (TVF). A return of 6.46% lagged not only the broad market indices (as shown in the table below), but also our peer group, as measured by the Lipper Science & Technology Index, which returned 7.84%.

Looking back, 1997 was a year of great peaks and valleys, with some important lessons learned along the way.

Some highlights:

The Fund suffered a Q1 loss of 9.20%, due almost entirely to declines in our networking investments. Q2 was one of our best ever, as the Fund gained 31.50%. Performance was led by the Electronic Design Automation and Semiconductor groups.

Third quarter gains of 9.69% were healthy, but lagged our peer group. Performance was led by Peripherals, Semiconductors and Semiconductor Capital Equipment.

The Fund stumbled badly during the fourth quarter (our worst quarter to date), losing 18.72%. While the Fund lost money in every sector, the Semiconductor Capital Equipment group bore the brunt of "Asian Contagion," and was clearly the hardest hit. Although the recent sell-off hit technology mutual funds especially hard, it is important to note that we underperformed not only the broad indices, but our peer group as well.


                     Technology Value Fund Performance Chart
                                 as of 12/31/97

                                                            Avg.Ann.
                                                            05/20/94 -
                          Q4 `97            1997            12/31/97

                TVF      -18.72%           6.46%            40.82%
                DJIA       0.00%          24.93%            25.66%
                S&P 500    2.87%          33.36%            26.04%
                NASDAQ    -6.73%          22.15%            24.20%

Long Term Performance

The chart below shows the monthly performance of the Technology Value Fund (since inception) versus the three most commonly referenced market indices: The Dow Jones Industrial Average, the Standard & Poor's 500 index, and the NASDAQ composite index. (Note: Each of these indices represent an unmanaged, broad-based basket of stocks. They are typically used as a proxy for overall market performance.)

[LINE CHART]

                              Relative Performance
                    Technology Value Fund vs. Market Indices




       TVF     S&P 500 DJIA    NASDAQ


May     10040   10013   10004   10108
Jun      9190    9768    9666    9706
         9430   10088   10045    9929
        10510   10502   10489   10527
Sep     11190   10246   10320   10510
        12160   10475   10504   10690
        11830   10094   10094   10316
Dec     12530   10244   10372   10339
        12412   10509   10407   10386
        13215   10919   10905   10926
Mar     13344   11241   11325   11260
        14436   11572   11778   11634
        14543   12034   12217   11930
Jun     15743   12314   12487   12890
        17981   12722   12913   13832
        19213   12754   12691   14103
Sep     20680   13293   13206   14435
        20048   13245   13122   14335
        20294   13827   14053   14663
Dec     20195   14093   14194   14577
        20064   14573   14976   14687
        21454   14708   15274   15255
Mar     21586   14849   15581   15273
        26985   15068   15539   16513
        30752   15457   15801   17251
Jun     27971   15516   15855   16444
        26317   14830   15519   14997
        27401   15143   15817   15845
Sep     30292   15996   16594   17035
        29252   16437   17023   16962
        32788   17679   18470   17922
Dec     32423   17329   18293   17934
        34916   18411   19337   19170
        31888   18556   19579   18189
Mar     29439   17793   18771   16980
        31039   18856   19998   17532
        38053   20004   20972   19484
Jun     38713   20075   21974   20075
        43857   22563   23565   22195
        42281   21299   21898   22110
Sep     42466   22465   22855   23487
        38142   21715   21418   22211
        37311   22720   22576   22316
Dec     34519   23110   22854   21907


Note: The Fund's performance information assumes reinvestment of all dividends and includes all fund expenses. Past performance does not guarantee future results. Both the return from and the principal value of an investment in the Fund will fluctuate so that any investor's shares, when redeemed, may be worth more or less than their original cost.

Portfolio Discussion

The pie chart below shows the Fund's holdings by sector as of year-end. For the 4th quarter, TVF's medical investments outperformed the overall fund by losing less, but still underperformed the NASDAQ during the same period. Medical stocks gained steadily throughout the first three quarters (including a very strong spring) before declining in Q4. We steadily expanded our medical holdings from 12.44% to 34.82%. For the year, medical stocks trailed only Semiconductors as the Fund's strongest group.

Our quarterly weighting in Semiconductors varied from 18.05% to 44.75%. As a group, Semiconductors were our best performing stocks, so the heavy weighting worked out well. At year-end the Fund had over 27% invested in the group.

The Semiconductor Capital Equipment group was another story. Sector weighting ranged from 0.76% to 7.07% at year end. Unfortunately, we were largely out of the group early in the year (when they were doing well), and more heavily weighted in Q4 (when they were falling dramatically).

Electronic Design Automation (EDA) stocks performed well in the spring, but lost money in the second half. Our weighting began the year at 12.76% and declined steadily to 3.69% by year-end.

Our investments in Peripherals performed almost as well as the Medical group, however, our weighting was consistently light. Peripherals began the year at 2.97% of the portfolio, crested at 6.65% at the end of Q3, and finished the year at 5.27%.

We established new positions in the Communications Equipment sector during Q3. These investments were marginally profitable, and ended the year with a 7.92% weighting.

[PIE CHART]

                   Technology Value Fund Portfolio by Sector*
                                 as of 12/31/97


          Medical                  34.82%
          Semiconductors           27.17%
          Networking               11.88%
          Comm. Equip.              7.92%
          Semi. Equip.              7.07%
          Peripherals               5.27%
          Elec. Design Automation   3.69%
          Cash                      2.18%


*shown as a percentage of investments


PORTFOLIO SNAPSHOT
TECHNOLOGY VALUE FUND
December 31, 1997

Securities                                               Shares      Price        Value


3Com Corp.                                               171,250      34.9375    $5,983,047
Advanced Fibre Communications, Inc.                      195,000      29.1250     5,679,375
Affymetrix, Inc.                                         163,800      31.1250     5,098,275
Altera Corp.                                             365,000      33.1250    12,090,625
ANADIGICS, Inc.                                          270,500      30.1250     8,148,813
Applied Micro Circuits Corp.                             797,500      12.3750     9,869,062
Applied Science & Technology, Inc.                        97,500      11.2500     1,096,875
Ascend Communications, Inc.                              349,000      24.5000     8,550,500
Boston Scientific Corp.                                  140,000      45.8750     6,422,500
CardioThoracic Systems, Inc.                             545,000       5.5000     2,997,500
Cardiovascular Dynamics, Inc.                            554,800       5.5000     3,051,400
Centocor, Inc.                                           175,000      33.2500     5,818,750
Cisco Systems, Inc.                                      156,000      55.7500     8,697,000
Cymer, Inc.                                              335,000      15.0000     5,025,000
Endocardial Solutions, Inc.                              515,400      10.1250     5,218,425
EndoSonics Corp.                                         695,000      10.7500     7,471,250
HCIA, Inc.                                               456,600      11.8750     5,422,125
Heartport, Inc.                                           54,000      20.3750     1,100,250
HMT Technology Corp.                                     506,200      13.0000     6,580,600
Immunex Corp.                                            130,000      54.0000     7,020,000
Integrated Process Equipment Corp.                       490,000      15.7500     7,717,500
Intel Corp.                                               10,000      70.2500       702,500
Iomega Corp.                                             300,000      12.4375     3,731,250
Level One Communications, Inc.                            82,700      28.2500     2,336,275
Mariner Health Group, Inc.                               463,000      16.2500     7,523,750
MedCath, Inc.                                             29,100      15.1250       440,137
Medtronic, Inc.                                          135,000      52.3125     7,062,187
Medwave, Inc.                                             23,500      10.0000       235,000
PairGain Technologies, Inc.                              179,250      19.3750     3,472,969
PMC-Sierra, Inc.                                         340,000      31.0000    10,540,000
Quality Semiconductor, Inc.                              237,800       3.8750       921,475
Technology Modeling Associates, Inc.                     678,900      10.6250     7,213,313
Tellabs, Inc.                                            120,000      52.8750     6,345,000
TranSwitch Corp.                                          15,000       7.5000       112,500
United States Surgical Corp.                             110,000      29.3125     3,224,375
Vitesse Semiconductor Corp.                              223,000      37.7500     8,418,250

-Cash and cash equivalents-                                                       4,271,801
-------------------------------------------------------------------------------------------
TOTAL                                                                          $195,609,654
-------------------------------------------------------------------------------------------


Our worst performing sector for 1997, Networking, is the clear culprit for the Fund's poor performance. Not only was this the only sector to lose money in three out of the four quarters, it was one of only two to show a negative return for the entire year (EDA posted a small loss). Our weighting in Networking began the year at 20.77%, but eventually declined to 11.88% by year-end.

The Fund's cash position ranged from the low single digits (2.18% at year-end) to the low teens (12.99% at mid year). In general, we do not attempt to time the market, so larger cash positions usually represent recent inflows which the managers are selectively working into the portfolio.

Tech Outlook:  Surviving the Asian Flu

The recent banking and capital markets crisis in the Far East sent a shudder through world financial markets and raised a number of questions regarding dependencies among various countries, industries and individual firms.

One connection which quickly affected the Fund was the interdependence of Asian capital markets. Perfectly sound semiconductor manufacturers in Korea and Japan (such as Samsung, Hyundai, NEC, Hitachi, Mitsubishi, etc.) draw their capital from the same pool of bankers and bond holders as do companies in Indonesia and Thailand.

Healthy or not, each of these companies has been forced to revisit its capital spending plans, as the pool of available capital has dwindled rapidly. As a direct result of this, semiconductor capital equipment companies (many of which are based in the U.S.) have drastically cut their 1998 revenue forecasts. Affected companies include such well known suppliers as Applied Materials, Lam Research, Novellus, Teradyne and KLA/Tencor, as well as smaller players, such as Cymer, IPEC and PRI Automation.

As a group, the semiconductor capital equipment stocks have suffered one of the worst stock market routs in history. Fourth quarter declines of 50-70% were common. The silver lining: The worldwide semiconductor industry still needs these companies, and their 1999 and 2000 sales and profits should be quite strong.

If Asian companies are likely to spend less on capital equipment, then what are Asian consumers likely to shy away from? One answer seems to be cellular telephones. In a similar, though less severe sell-off, the stocks of Ericsson, Motorola and Nokia now reflect greatly reduced expectations. The sell-off has also affected their suppliers, hitting component and infrastructure manufacturers equally hard.

Like many complex phenomena, it's difficult to trace the cause and effect chain beyond a few links -- the interdependencies quickly become too complex. Beyond a direct examination of a firm's customer list, and their customers' customer lists, most people give up on the bottoms-up (micro) approach, and rely on the top-down (macro) view, which is currently very negative for the entire technology sector.

Therein lies our opportunity.

In keeping with our long-standing philosophy of buying great companies at great prices, we are emphasizing strong companies with little or no direct exposure to Asian markets. While we realize that no company is totally unaffected, we believe that there are many fine companies that are only mildly affected, yet are steeply discounted at present.

The best way to identify these companies is through our usual firsthand company analysis. As always, there is no substitute for doing your homework.

                       Top 5 Stocks by $ Gain in Q4 1997
            ---------------------------------------------------------
              Stock                 Symbol         $ Gain     % Gain

Applied Micro Circuits Corp.        AMCC        2,111,559      27.22
PMC-Sierra                          PMCS        1,913,740      21.44
Cisco Systems                       CSCO        1,736,454      13.20
Medtronic                            MDT        1,066,575       8.70
Arterial Vascular                   AVEI          499,102       4.63


                      Bottom 5 Stocks by $ Loss in Q4 1997
            ---------------------------------------------------------
          Stock                     Symbol        $ Loss      % Loss

Technology Modeling                 TMAI       -3,123,870      -30.22
Texas Instruments                   TXN        -3,832,458      -32.45
Cymer, Inc.                         CYMI       -4,223,066      -45.66
Altera                              ALTR       -4,535,216      -19.63
Int. Process Equip                  IPEC       -7,785,437      -50.22


Medical Outlook

As previously discussed, the market was afflicted in the fourth quarter with what the popular press has dubbed the "Asian Flu." Since October, the market has sold-off the companies and sectors it anticipates will be adversely affected by the financial instability of South Korea, Thailand, Indonesia, Hong Kong, and even Japan.

Our results show that our medical investments did not escape the sell-off. However, since most of our medical investments have very little operational exposure to Asia, I am confident that they will be among the first to recover when the "crisis" recedes. Our medical investments now account for about 35% of TVF's assets.

MEDICAL  SPECIALISTS  FUND

On December 10, 1997, the Medical Specialists Fund ("MSF") opened to the public at an initial share price of $10.00. MSF ended the year at $10.12 up 1.20% while the NASDAQ composite declined 3.10% over the same period.

Unlike the Technology Value Fund, MSF is a pure medical fund. Although MSF will invest in many of the same stocks as the medical side of TVF, MSF will also provide a home for the more aggressive medical investments that may take longer than TVF's 2-year investment horizon to play out. This will open the possibility of including more early stage medical device and biotech companies in the portfolio.

The table below shows the Fund's holdings as of 12/31/97. Please note that the portfolio is very young, and therefore has an unusually small number of positions.

The valuations of these companies depend less on the traditional standards of value such as sales and earnings, and more on other factors, such as clinical effectiveness and managerial integrity, that are not as easily analyzed in a spreadsheet. This is the segment where firsthand experience in the industry counts the most and also where the market tends to be somewhat less "efficient" if only because not many analysts feel confident here.

The Medical  Specialists  Fund is managed by Ken Kam.


                               PORTFOLIO SNAPSHOT
                            MEDICAL SPECIALISTS FUND
                               December 31, 1997

         Securities                Shares          Price           Value

Affymetrix, Inc.                   3,000           31.1250      $   93,375
Boston Scientific Corp.            2,000           45.8750          91,750
Cardiocvascular Dynamics, Inc.     1,200            5.5000           6,600
CardioThoracic Systems, Inc.       5,000            5.5000          27,500
Centocor, Inc.                     5,000           33.2500         166,250
Cytyc Corp.                          600           25.0000          15,000
Endocardial Solutions, Inc.        3,500           10.1250          35,438
EndoSonics Corp.                  10,000           10.7500         107,500
Guidant Corp.                      2,000           62.2500         124,500
Heartport, Inc.                    6,000           20.3750         122,250
HCIA, Inc.                         4,000           11.8750          47,500
Immunex Corp.                      1,000           54.0000          54,000
MedCath, Inc.                      2,000           15.1250          30,250
Novoste Corp.                      2,000           21.5000          43,000

-Cash and cash equivalents-                                      1,478,188

TOTAL                                                       $    2,443,101
---------------------------------------------------------------------------

TECHNOLOGY LEADERS FUND

On December 10, 1997, the Technology Leaders Fund ("TLF") opened to the public at an initial share price of $10.00. TLF ended the year at $10.07 up 0.70% while the NASDAQ composite declined 3.10% over the same period.

The Fund is comprised of companies which fit a very specific profile: leaders. In order to qualify as a leader, a company must demonstrate a dominant competitive advantage and a history of success, which usually results in clear product and market share leadership.

The table below shows the Fund's holdings as of 12/31/97. Please note that the portfolio is very young, and therefore has an unusually small number of positions.

Although "high tech" is often thought of as a single industry, it is actually a collection of interdependent industry segments: microprocessors, memory, programmable logic, computer storage, networking, etc. Where possible, the manager seeks to identify the dominant company in each of the most promising segments for inclusion in the portfolio.

Although TLF is not explicitly defined as a "large-cap" fund, it is comprised of established, successful companies, which tend to have larger market capitalizations. We expect TLF to have the highest average market capitalization of the three funds.

TLF tends towards a buy and hold philosophy, adding and dropping companies only when the portfolio manager perceives a "changing of the guard" within an industry sector, or a reduced attractiveness of a particular segment. We expect TLF to have low portfolio turnover.

The Technology  Leaders Fund is managed by Kevin Landis.

                               PORTFOLIO SNAPSHOT
                            TECHNOLOGY LEADERS FUND
                               December 31, 1997

 Securities                      Shares           Price            Value

Altera Corp.                     5,000            33.1250      $   165,625
Applied Materials, Inc.          5,000            30.1250          150,625
Cisco Systems, Inc.              3,000            55.7500          167,250
Intel Corp.                      4,000            70.2500          281,000
KLA-Tencor Corp.                 4,000            38.6250          154,500
Lucent Technologies, Inc.        1,000            79.8750           79,875
PairGain Technologies, Inc.     20,750            19.3750          402,032
PMC-Sierra, Inc.                 2,400            31.0000           74,400
Vitesse Semiconductor Corp.      8,000            37.7500          302,000

-Cash and cash equivalents-                                      2,069,575
---------------------------------------------------------------------------
TOTAL                                                          $ 3,846,882
---------------------------------------------------------------------------

OUTLOOK

While we are disappointed with our 1997 performance, we recognize that investing in science and technology companies is an inherently volatile proposition. Our recent poor performance and strong long term track record both illustrate the value of a long time horizon in counterbalancing that volatility. We appreciate our shareholders' confidence in us through a difficult year.

Looking forward, we will continue with our proven approach of applying firsthand experience and industry inputs to basic company research.


/s/ Kevin Landis
    Kevin Landis
    Portfolio Manager, Electronic Technology
          Technology Value Fund
          Technology Leaders Fund


/s/ Kendrick Kam
Kendrick Kam
Portfolio Manager, Medical Technology
         Technology Value Fund
         Medical Specialists Fund



Important Legal Disclosures

This report is provided for the general information of TVF shareholders and is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investing in high technology and medical technology stocks entails certain risks, including increased volatility of share value. Investors are encouraged to read the prospectus carefully. Copies of the most recent prospectus are available on Interactive Investments' web site, or by calling 1 (888) TVF-FUND. You may also request the most recent prospectus from the following brokers: Charles Schwab's OneSource, Fidelity Investments, Jack White & Co., and National Investors Service Corporation.

STAYING CURRENT ON THE FUNDS

Web Site........................................   www.techfunds.com
TVF Newspaper Listing...........................   Tech Value
TVF Ticker Symbol...............................   TVFQX
Getting Info Via E-Mail.........................   Send any e-mail message to:
         General Info & Portfolio List..........   TVF@mailback.com
         Prospectus.............................   prospectus@mailback.com
Getting Info Via U.S. Mail......................   1-888-TVF-FUND
24-hour Share Price &
Direct Account Info.............................   1-888-884-2675

The Technology Leaders Fund and Medical Specialists Fund will soon have newspaper listings and ticker symbols. In the meantime, information about these new funds is available in our new prospectus and at our web site.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Interactive Investments
San Jose, California

         We have audited the accompanying statements of assets and liabilities of Interactive Investments comprising, respectively, the Technology Value Fund, Technology Leaders Fund and Medical Specialists Fund, including the portfolios of investments as of December 31, 1997, and the related statements of operations, changes in net assets and the financial highlights for the periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the year ended December 31, 1996 and prior for the Technology Value Fund were audited by other auditors whose report dated January 15, 1997 expressed an unqualified opinion on those statements.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Interactive Investments as of December 31, 1997, the results of operations, the changes in net assets, and the financial highlights for the periods then ended, in conformity with generally accepted accounting principles.



                                                  Tait, Weller & Baker
Philadelphia, Pennsylvania
January 23, 1998


STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1997

                                                          Technology       Medical       Technology
                                                             Value        Specialists      Leaders
                                                              Fund           Fund           Fund


ASSETS
Investments in securities:
         At acquisition cost                           $227,405,256   $  2,407,338   $  3,823,912
                                                       ============   ============   ============
         At value (Note 1)                             $191,337,853   $  2,443,101   $  3,846,882
Investments in repurchase agreements (Note 1)             4,271,000           --             --
Cash                                                            801           --             --
Receivable for securities sold                            2,804,473           --             --
Receivable for capital shares sold                        1,028,532         46,055        113,764
Interest and dividends receivable                               682            368            544
Other assets                                                 17,580           --             --
                                                       ------------   ------------   ------------
         TOTAL ASSETS                                   199,460,921      2,489,524      3,961,190
                                                       ------------   ------------   ------------

LIABILITIES
Payable for securities purchased                          3,337,439        127,314        380,120
Payable for capital shares redeemed                       1,748,151           --             --
Other accrued expenses and liabilities                        1,788           --              240
                                                       ------------   ------------   ------------
         TOTAL LIABILITIES                                5,087,378        127,314        380,360
                                                       ------------   ------------   ------------
NET ASSETS                                             $194,373,543   $  2,362,210   $  3,580,830
                                                       ============   ============   ============

Net assets consist of:
Paid-in capital                                        $233,488,824   $  2,324,890   $  3,555,603
Distribution in excess of realized gains
         from security transactions (Note 1)             (3,047,878)           --             --
Undistributed net investment income                            --            1,557          2,257
Net unrealized appreciation (depreciation)
         on investments                                 (36,067,403)        35,763         22,970
                                                       ------------   ------------   ------------
Net assets                                             $194,373,543   $  2,362,210   $  3,580,830
                                                       ============   ============   ============

Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
    no par value)                                         7,458,967        233,313        355,432
                                                       ============   ============   ============


Net asset value, offering price and
         redemption price per share (Note 1)           $      26.06   $      10.12   $      10.07
                                                       ============   ============   ============


See accompanying notes to the financial statements.


STATEMENTS OF OPERATIONS
Year Ended December 31, 1997
                                                                 Technology       Medical       Technology
                                                                      Value     Specialists      Leaders
                                                                       Fund        Fund(A)        Fund(A)


INVESTMENT INCOME
         Interest                                               $   412,570   $     2,798   $     4,013
         Dividends                                                  268,881           368           544
                                                               ------------   ------------   -----------
                  TOTAL INVESTMENT INCOME                           681,451         3,166         4,557
                                                               ------------   ------------   -----------

EXPENSES
         Investment advisory fees (Note 3)                        1,830,251         1,238         1,769
         Administrative fees (Note 3)                               778,503           371           531
                                                               ------------   ------------   -----------
                  TOTAL EXPENSES                                  2,608,754         1,609         2,300
                                                               ------------   ------------   -----------

NET INVESTMENT INCOME (LOSS)                                     (1,927,303)        1,557         2,257
                                                               ------------   ------------   -----------

REALIZED AND UNREALIZED GAINS
         (LOSSES) ON INVESTMENTS
         Net realized gains from security transactions           14,064,022          --             --
         Net change in unrealized appreciation/
         (depreciation) on investments                         (38,292,641)        35,763       22,970
                                                               ------------   ------------   -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES)
         ON INVESTMENTS                                        (24,228,619)        35,763       22,970
                                                               ------------   ------------   -----------

NET INCREASE (DECREASE) IN NET ASSETS
         FROM OPERATIONS                                      $(26,155,922)   $    37,320   $    25,227
                                                               ============   ============  ============

(A)  Represents  the period from the  commencement  of operations
     (December 10, 1997) through December 31, 1997.

See accompanying notes to the financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                          Technology                  Medical      Technology
                                                                             Value                  Specialists      Leaders
                                                                              Fund                     Fund           Fund
                                                                 ---------------------------        ------------------------
                                                                        Year             Year         Period        Period
                                                                        Ended            Ended         Ended         Ended
                                                                     December 31,     December 31,   December 31,  December 31,
                                                                         1997             1996         1997(A)     1997(A)
                                                                 ---------------   --------------  --------------  -----------


FROM OPERATIONS:
         Net investment income (loss)                              $  (1,927,303)   $   (103,853)    $  1,557     $  2,257
         Net realized gains
                   from security transactions                         14,064,022       2,546,140           --           --
         Net change in unrealized appreciation/
                  (depreciation) on investments                      (38,292,641)      1,675,722       35,763       22,970
                                                                  --------------    ------------    ----------    --------
Net increase (decrease) in net assets from operations                (26,155,922)      4,118,009       37,320       25,227
                                                                  --------------    ------------    ----------    --------

DISTRIBUTIONS TO SHAREHOLDERS:
         From net realized gains                                     (12,334,200)     (2,244,807)         --            --

         In excess of net realized gains                              (3,047,878)             --          --            --
                                                                  --------------    ------------    ----------    --------
Decrease in net assets from distributions
                  to shareholders                                    (15,382,078)     (2,244,807)         --            --
                                                                  --------------    ------------    ----------    --------


FROM CAPITAL SHARE TRANSACTIONS:
         Proceeds from shares sold                                   335,357,889      35,670,929    2,350,090     3,716,034
         Net asset value of shares issued in
                  reinvestment of distributions
                  to shareholders                                     13,072,987       1,153,485          --             --
         Payments for shares redeemed                               (147,623,435)     (6,274,508)     (25,200)     (160,431)
                                                                  --------------    ------------    ----------    --------
Net increase in net assets from
         capital share transactions                                  200,807,441      30,549,906    2,324,890      3,555,603
                                                                  --------------    ------------    ----------    ----------

TOTAL INCREASE IN NET ASSETS                                         159,269,441      32,423,108    2,362,210      3,580,830
                                                                  --------------    ------------    ----------    ----------
NET ASSETS:
         Beginning of period                                          35,104,102       2,680,994          --              --
                                                                  --------------    ------------    ----------    ----------
         End of period                                              $194,373,543    $ 35,104,102   $2,362,210    $ 3,580,830
                                                                  ==============    ============    ==========    ==========


UNDISTRIBUTED NET
         INVESTMENT INCOME                                         $         --     $        --    $    1,557   $      2,257
                                                                  ==============    ===========    ==========   ============


Capital Share Activity:
         Shares sold                                                 10,437,757       1,435,204       235,882        371,478
         Shares issued in reinvestment of
                      distributions to shareholders                     517,449          43,942           --              --
         Shares redeemed                                             (4,812,871)       (307,953)       (2,569)       (16,046)
                                                                  --------------    ------------    ----------    ----------

         Net increase in shares outstanding                            6,142,335      1,171,193       233,313         355,432
         Shares outstanding, beginning of period                       1,316,632        145,439           --               --
                                                                  --------------    ------------    ----------    -----------
         Shares outstanding, end of period                             7,458,967      1,316,632       233,313         355,432
                                                                  ==============    ============    ==========    ===========


(A)  Represents  the period from the  commencement  of operations
     (December 10, 1997)  through  December  31,  1997.

See  accompanying  notes to the  financial statements.


TECHNOLOGY VALUE FUND
FINANCIAL HIGHLIGHTS

                        Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                          Year           Year           Year           Period
                                                         Ended          Ended          Ended           Ended
                                                        12/31/97       12/31/96       12/31/95        12/31/94(A)


Net asset value at beginning of period            $      26.66    $      18.44     $    11.70      $    10.00
                                                  ------------    ------------     ----------      -----------

Income from investment operations:
         Net investment loss                             (0.26)          (0.08)         (0.14)          (0.03)
         Net realized and unrealized
                  gains on investments                    1.90           11.20           7.28            2.56
                                                  ------------    ------------     ----------      -----------
Total from investment operations                          1.64           11.12           7.14            2.53
                                                  ------------    ------------     ----------      -----------

Less distributions:

         From net realized gains                         (1.80)          (2.90)         (0.40)          (0.83)
         In excess of net realized gains                  (.44)            --              --              --
                                                  ------------    ------------     ----------      -----------
Total distributions                                      (2.24)          (2.90)         (0.40)          (0.83)
                                                  ------------    ------------     ----------      -----------
Net asset value at end of period                  $      26.06      $    26.66      $   18.44       $   11.70
                                                  ============    ============     ==========      ===========

Total return                                              6.46%          60.55%         61.17%          25.30%(B)
                                                  ============    ============     ==========      ===========

Net assets at end of period (millions)            $     194.4       $    35.1       $    2.7        $    0.2
                                                  ============    ============     ==========      ===========


Ratio of expenses to average net assets                   1.93%           1.81%          1.98%           1.96%(C)

Ratio of net investment loss
         to average net assets                           (1.43%)         (0.55%)        (1.45%)         (1.29%)(C)

Portfolio turnover rate                                    101%             43%            45%             56%

Average commission paid
         per investment security traded           $       0.033     $    0.0426            N/A             N/A


(A) Represents the period from the commencement of operations (May 20, 1994) to December 31, 1994.
(B)      Not annualized
(C)      Annualized

See accompanying notes to the financial statements.


MEDICAL SPECIALISTS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                    Period
                                                                     Ended
                                                                   12/31/97(A)


Net asset value at beginning of period                        $        10.00
                                                              --------------
Income from investment operations:
         Net investment income                                          0.01
         Net realized and unrealized
                  gains on investments                                  0.11
                                                              --------------
Total from investment operations                                        0.12
                                                              --------------

Less distributions:
         Dividends from net investment income                             --
         Distributions from net realized gains                            --
                                                              --------------
Total distributions                                                       --

Net asset value at end of period                              $        10.12
                                                              ==============

Total Return(B)                                                        1.20%
                                                              ==============

Net assets at end of period (millions)                        $          2.4
                                                              ==============
Ratio of expenses to average net assets(C)                             1.81%

Ratio of net investment income
         to average net assets(C)                                      1.75%

Portfolio turnover rate                                                   0%

Average commission paid per investment security traded       $        0.0266


(A) Represents the period from commencement of operations
    (December 10, 1997) to December 31, 1997.
(B) Not annualized.
(C) Annualized.

See accompanying notes to the financial statements.


TECHNOLOGY LEADERS FUND
FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                                    Period
                                                                    Ended
                                                                  12/31/97(A)


Net asset value at beginning of period                         $        10.00
                                                               --------------

Income from investment operations:
         Net investment income                                           0.01
         Net realized and unrealized
                  gains on investments                                   0.06
                                                               --------------
Total from investment operations                                         0.07
                                                               --------------

Less distributions:

         Dividends from net investment income                              --
         Distributions from net realized gains                             --
                                                               --------------
Total distributions                                                        --
                                                               --------------

Net asset value at end of period                               $        10.07
                                                               ==============

Total return(B)                                                         0.70%
                                                               ==============

Net assets at end of period (millions)                         $          3.6
                                                               ==============

Ratio of expenses to average net assets (C)                             1.80%

Ratio of net investment income
         to average net assets(C)                                       1.77%

Portfolio turnover rate                                                    0%

Average commission paid per investment security traded         $       0.0300

(A) Represents the period from commencement of operations
    (December 10, 1997) to December 31, 1997.
(B)  Not annualized.
(C)  Annualized.

See accompanying notes to the financial statements.


TECHNOLOGY VALUE FUND
PORTFOLIO OF INVESTMENTS
December 31, 1997
                                                                                                                        Unrealized
                                                                                                                          Gain
Common Stocks                                                       Shares           Cost          Market Value          (Loss)


COMMUNICATIONS EQUIPMENT -- 8.0%
         Advanced Fibre Communications, Inc.*                      195,000       $ 5,631,563       $ 5,679,375          $ 47,812
         PairGain Technologies, Inc.*                              179,250         3,758,901         3,472,969          (285,932)
   Tellabs, Inc.*                                                  120,000         6,999,065         6,345,000          (654,065)
                                                                ----------       -----------       -----------          ---------
Total Communications Equipment                                                    16,389,529        15,497,344          (892,185)
                                                                ----------       -----------       -----------          ---------

ELECTRONIC DESIGN AUTOMATION -- 3.7%
         Technology Modeling Associates. Inc. *                    678,900         9,384,410         7,213,313        (2,171,097)
                                                                ----------       -----------       -----------          ---------
Total Electronic Design Automation                                                 9,384,410         7,213,313        (2,171,097)
                                                                ----------       -----------       -----------          ---------
MEDICAL -- 35.0%
         HCIA, Inc. *                                              456,600         7,341,451         5,422,125        (1,919,326)
         Affymetrix, Inc. *                                        163,800         5,601,039         5,098,275          (502,764)
         Boston Scientific Corp.*                                  140,000         8,862,534         6,422,500        (2,440,034)
         Cardiovascular Dynamics, Inc.*                            554,800         4,912,292         3,051,400        (1,860,892)
         CardioThoracic Systems, Inc. *                            545,000         6,806,383         2,997,500        (3,808,883)
         Centocor, Inc. *                                          175,000         7,141,087         5,818,750        (1,322,337)
         Endocardial Solutions, Inc. *                             515,400         5,821,711         5,218,425          (603,286)
         EndoSonics Corp. *                                        695,000         7,814,435         7,471,250          (343,185)
         Heartport, Inc.*                                           54,000         1,202,752         1,100,250          (102,502)
         Immunex Corp.*                                            130,000         8,520,188         7,020,000        (1,500,188)
         Mariner Health Group, Inc. *                              463,000         5,605,435         7,523,750         1,918,315
         MedCath, Inc. *                                            29,100           498,980           440,137           (58,843)
         Medtronic, Inc.                                           135,000         6,029,275         7,062,187         1,032,912
         Medwave, Inc. *                                            23,500           263,956           235,000           (28,956)
         United States Surgical Corp.                              110,000         3,335,400         3,224,375          (111,025)
                                                                ----------       -----------       -----------          ---------
Total Medical                                                                     79,756,918        68,105,924       (11,650,994)
                                                                ----------       -----------       -----------          ---------

NETWORKING -- 12.0%
         3Com Corp. *                                              171,250         6,909,326         5,983,047          (926,279)
         Ascend Communications, Inc. *                             349,000        18,784,597         8,550,500       (10,234,097)
         Cisco Systems, Inc. *                                     156,000         7,456,250         8,697,000         1,240,750
                                                                ----------       -----------       -----------          ---------
Total Networking                                                                  33,150,173        23,230,547        (9,919,626)
                                                                ----------       -----------       -----------          ---------

PERIPHERAL -- 5.3%
         HMT Technology Corp. *                                    506,200         7,274,399         6,580,600          (693,799)
         Iomega Corp. *                                            300,000         3,280,968         3,731,250           450,282
                                                                ----------       -----------       -----------          ---------
Total Peripheral                                                                  10,555,367        10,311,850          (243,517)
                                                                                 -----------       -----------          ---------



TECHNOLOGY VALUE FUND
PORTFOLIO OF INVESTMENTS
(continued)
                                                                                                                      Unrealized
                                                                                                                         Gain
Common Stocks                                                       Shares/Par           Cost         Market Value      (Loss)


SEMICONDUCTOR EQUIPMENT -- 7.1%
         Applied Science & Technology, Inc.*                           97,500         1,323,200         1,096,875       (226,325)
         Cymer, Inc.*                                                 335,000        10,907,676         5,025,000     (5,882,676)
         Intergrated Process Equipment Corp.*                         490,000        13,758,816         7,717,500     (6,041,316)
                                                                                  -------------      ------------   -------------
Total Semiconductor Equipment                                                        25,989,692        13,839,375    (12,150,317)
                                                                                  -------------      ------------   -------------
SEMICONDUCTORS -- 27.3%
         Altera Corp.*                                                365,000        16,437,502        12,090,625     (4,346,877)
         ANADIGICS, Inc.*                                             270,500         9,827,356         8,148,813     (1,678,543)
         Applied Micro Circuits Corp.*                                797,500         7,757,504         9,869,062      2,111,558
         Intel Corp.                                                   10,000           791,250           702,500        (88,750)
         Level One Communications, Inc.*                               82,700         1,370,405         2,336,275        965,870
         PMC-Sierra, Inc.*                                            340,000         5,603,537        10,540,000      4,936,463
         Quality Semiconductor, Inc.*                                 237,800         2,048,394           921,475     (1,126,919)
         TranSwitch Corp.*                                             15,000           151,875           112,500        (39,375)
         Vitesse Semiconductor Corp.*                                 223,000         8,191,344         8,418,250        226,906
                                                                                  -------------      ------------   -------------
Total Semiconductors                                                                 52,179,167        53,139,500        960,333
                                                                                  -------------      ------------   -------------

TOTAL COMMON STOCKS-- 98.4%                                                         227,405,256       191,337,853    (36,067,403)
                                                                                  -------------      ------------   -------------


REPURCHASE AGREEMENTS(1) -- 2.2%
         Star Bank, 5.75%, dated 12/31/97,
         due 1/02/98, repurchase proceeds $4,272,364             $  4,271,000        4,271,000         4,271,000
                                                                                  -------------      ------------

Total Investments and
         Repurchase Agreements at Value-- 100.6%                                  $231,676,256      $195,608,853    $(36,067,403)
                                                                                  ============                      ============

Liabilities in Excess of Other Assets-- (0.6%)                                                        (1,235,310)
                                                                                                    ------------


Net Assets-- 100.0%                                                                                 $194,373,543
                                                                                                    ============

*    Non-income producing security.
(1) Repurchase agreements are fully collateralized by U.S. Government obligations.

See accompanying notes to financial statements.


MEDICAL SPECIALISTS FUND
PORTFOLIO OF INVESTMENTS
December 31, 1997
                                                                                               Unrealized
                                                                                                  Gain
Common Stocks                                         Shares/Par      Cost     Market Value      (Loss)


MEDICAL -- 40.8%
         HCIA, Inc. *                                    4,000   $   49,120   $   47,500    $   (1,620)
         Affymetrix, Inc. *                              3,000       95,590       93,375        (2,215)
         Boston Scientific Corp.*                        2,000       83,185       91,750         8,565
         Cardiovascular Dynamics, Inc.*                  1,200        6,711        6,600          (111)
         CardioThoracic Systems, Inc. *                  5,000       24,400       27,500         3,100
         Centocor, Inc. *                                5,000      167,006      166,250          (756)
         Cytyc Corp.*                                      600       14,643       15,000           357
         Endocardial Solutions, Inc. *                   3,500       36,168       35,438          (730)
         EndoSonics Corp. *                             10,000      103,750      107,500         3,750
         Guidant Corp.                                   2,000      108,060      124,500        16,440
         Heartport, Inc.*                                6,000      119,617      122,250         2,633
         Immunex Corp.*                                  1,000       49,530       54,000         4,470
         MedCath, Inc. *                                 2,000       29,060       30,250         1,190
         Novoste Corp.*                                  2,000       42,310       43,000           690
                                                                 ----------   ----------    ----------
Total Medical                                                       929,150      964,913        35,763
                                                                 ----------   ----------    ----------

TOTAL COMMON STOCKS-- 40.8%                                         929,150      964,913        35,763
                                                                 ----------   ----------    ----------

CASH EQUIVALENTS -- 62.6%
         Star Treasury Fund                         $1,478,188    1,478,188   1,478,188
                                                                 ----------   ----------

Total Investments and Cash Equivalents
         at Value-- 103.4%                                       $2,407,338  $2,443,101    $   35,763
                                                                 ==========                ==========

Liabilities in Excess of Other Assets-- (3.4%)                                 (80,891)
                                                                             ----------

Net Assets-- 100.0%                                                          $2,362,210
                                                                             ==========

*  Non-income producing security.

See accompanying notes to financial statements.


TECHNOLOGY LEADERS FUND
PORTFOLIO OF INVESTMENTS
December 31, 1997
                                                                                                         Unrealized
                                                                                                            Gain
Common Stocks                                                  Shares/Par      Cost       Market Value     (Loss)


COMMUNICATIONS EQUIPMENT -- 13.5%
         Lucent Technologies, Inc.                                1,000    $   77,030    $   79,875     $   2,845
         PairGain Techn Inc.*                                    20,750       387,645       402,032        14,387
                                                                           ----------    ----------     ---------
Total Communications Equipment                                                464,675       481,907        17,232
                                                                           ----------    ----------     ---------

NETWORKING -- 4.6%
         Cisco Systems, Inc. *                                    3,000       163,371       167,250         3,879
                                                                           ----------    ----------     ---------
Total Networking                                                              163,371       167,250         3,879
                                                                           ----------    ----------     ---------
SEMICONDUCTOR EQUIPMENT -- 8.5%
         Applied Materials, Inc.*                                 5,000       150,938       150,625          (313)
         KLA-Tencor Corp.*                                        4,000       155,120       154,500          (620)
                                                                           ----------    ----------     ---------
Total Semiconductor Equipment                                                 306,058       305,125          (933)
                                                                           ----------    ----------     ---------

SEMICONDUCTORS -- 23.0%
         Altera Corp.*                                            5,000       179,900       165,625       (14,275)
         Intel Corp.                                              4,000       284,870       281,000        (3,870)
         PMC-Sierra, Inc.*                                        2,400        61,097        74,400        13,303
         Vitesse Semiconductor Corp.*                             8,000       294,366       302,000         7,634
                                                                           ----------    ----------     ---------
Total Semiconductors                                                          820,233       823,025         2,792
                                                                           ----------    ----------     ---------

TOTAL COMMON STOCKS-- 49.6%                                                 1,754,337     1,777,307        22,970

CASH EQUIVALENTS -- 57.8%
         Star Treasury Fund                                  $2,069,575     2,069,575     2,069,575
                                                                           ----------    ----------
Total Investments and Cash Equivalents
          at Value-- 107.4%                                                $3,823,912    $3,846,882     $  22,970
                                                                           ----------                   ---------

Liabilities in Excess of Other Assets-- (7.4%)                                             (266,052)
                                                                                         ----------

Net Assets-- 100.0%                                                                      $3,580,830
                                                                                         ==========

*        Non-income producing security.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

1.       Significant Accounting Policies

The Technology Value Fund, the Medical Specialists Fund and the Technology Leaders Fund (the Funds) are each a non-diversified series of Interactive Investments (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Delaware business trust on November 8, 1993. The Technology Value Fund commenced operations on May 20, 1994. The public offering of shares of the Technology
Value Fund commenced on January 3, 1995. The public offering of shares of the Medical Specialists Fund and the Technology Leaders Fund commenced on December 10, 1997.

Each Fund's investment objective is long-term capital appreciation.

The TECHNOLOGY VALUE FUND seeks to achieve its objective by investing primarily in securities of companies in the electronic technology and medical technology fields which Interactive Research Advisers, Inc. (the "Investment Adviser") considers to be undervalued and have potential for capital appreciation.

The MEDICAL SPECIALISTS FUND seeks to achieve its objective by investing primarily in securities of companies in the health and biotechnology field which the Investment Adviser considers to have a strong earnings growth outlook and potential for capital appreciation.

The TECHNOLOGY LEADERS FUND seeks to achieve its objective by investing primarily in securities of companies in the high technology field which the Investment Adviser considers to have the strongest competitive position.

The  following  is a summary of the  Funds'  significant accounting  policies:

Securities valuation -- Each Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded on a national stock exchange or are quoted by NASDAQ are valued based upon the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange, or, if not traded, at the most recent bid price. Securities which are traded over-the-counter, and which are not quoted by NASDAQ, are valued based on the most recent bid price as obtained from one or more of the major market makers for such securities.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Fund is equal to the net asset value per share.


Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.


The following information is based upon Federal income tax cost of portfolio investments (excluding repurchase agreements) as of December 31, 1997.


                                                    Technology                     Medical             Technology
                                                    Value Fund               Specialists Fund         Leaders Fund


Gross unrealized appreciation                  $         14,080,648        $           46,093        $      42,048
Gross unrealized depreciation                           (51,298,796)                  (10,330)             (19,078)
                                               ---------------------       ------------------        -------------
Net unrealized appreciation (depreciation)     $        (37,218,148)       $           35,763        $       22,970
                                               =====================       ==================        ==============
Federal income tax cost                        $        228,556,001        $        2,407,338        $    3,823,912
                                               =====================       ==================        ==============


The Technology Value Fund realized net capital losses of $2,167,536 during the period from November 1, 1997 through December 31, 1997, which are treated for federal income tax purposes as arising in the tax year ending December 31, 1998.

Reclassification of capital accounts -- For the year ended of December 31, 1997, the Technology Value Fund had a net investment loss of $1,927,303 which has been reclassified to undistributed net realized gains from security transactions on the Statement of Assets and Liabilities. The reclassification, a result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

2. Investment Transactions

Investment transactions (excluding short-term investments) were as follows for the periods ended December 31, 1997.


                                                          Technology              Medical               Technology
                                                           Value Fund        Specialists Fund           Leaders Fund


Purchases of investment securities                     $     309,656,195      $     929,150           $     1,754,337
                                                       =================      =============           ===============
Proceeds from sales and maturities
  of investment securities                             $     127,875,280      $          --           $            --
                                                       =================      =============           ===============


3.  Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of Interactive Research Advisers, Inc. (the Adviser) or of Countrywide Fund Services, Inc., the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust.

INVESTMENT  ADVISORY  AGREEMENT

Each Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement (the Advisory Agreement). Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to each Fund's portfolio of securities and investments and provides persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust responsible for the overall management and administration of the Trust, subject to the supervision of the Trust's Board of Trustees. The Adviser is responsible for (i) the compensation of any of the Trust's trustees, officers and employees who are directors, officers, employees or shareholders of the Adviser, (ii) compensation of the Adviser's personnel and payment of other expenses in connection with the provision of portfolio management services under the Advisory Agreement, and (iii) expenses of printing and distributing each Fund's Prospectus and sales and advertising materials to prospective clients.

For the services provided by the Adviser under the Advisory Agreement, the Adviser receives from each Fund a management fee, computed and accrued daily and paid monthly, equal to 1.50% per annum of each Fund's average daily net assets. The Advisory Agreement requires the Investment Adviser to waive its management fees and, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion. There were no fee waivers for the periods ended December 31, 1997.

ADMINISTRATION  AGREEMENT

The Trust has entered into a separate contract with the Adviser wherein the Adviser is responsible for providing administrative and supervisory services to each Fund (the Administration Agreement). Under the Administration Agreement, the Adviser oversees the maintenance of all books and records with respect to each Fund's securities transactions and each Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Adviser also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records which are required to be maintained pursuant to the 1940 Act.

Under  the  Administration   Agreement,  the  Adviser  is  responsible  for  the
equipment, staff, office space and facilities necessary to perform its obligations. The Adviser has also assumed responsibility for payment of all of each Fund's operating expenses except for brokerage and commission expenses and any extraordinary and non-recurring expenses.

For the services rendered by the Adviser under the Administration Agreement, the Adviser receives a fee at the annual rate of .45% of each Fund's average daily net assets up to $200 million, .40% of such assets from $200 million to $500 million, .35% of such assets from $500 million to $1 billion, .30% of such assets in excess of $1 billion.

The Adviser has retained Countrywide Fund Services, Inc. (the Transfer Agent) to serve as each Fund's transfer agent, dividend paying agent and shareholder service agent, to provide accounting and pricing services to each Fund, and to assist the Adviser in providing executive, administrative and regulatory services to each Fund. The Transfer Agent is an indirect wholly owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange-listed company principally engaged in the business of residential mortgage lending. The Adviser (not the Funds) pays the Transfer Agent's fees for these services.

                             INTERACTIVE INVESTMENTS

Part C.           OTHER INFORMATION

ITEM 24.          FINANCIAL STATEMENTS AND EXHIBITS

         (a)      (i)      Financial Statements included in Part A:
                           Financial Highlights of The Technology Value Fund,
                           The Medical Specialists Fund and The Technology
                           Leaders Fund

                  (ii)     Financial Statements included in Part B:

                           Statements of Assets and Liabilities,
                           December 31, 1997

                           Statements of Operations for the Period Ended December 31, 1997

                           Statements of Changes in Net Assets for the Years Ended December 31, 1997 and 1996

                           Schedules of Investments, December 31, 1997

                           Financial Highlights

                           Notes to Financial Statements, December 31, 1997

                           Independent Auditor's Report

         (b)      Exhibits

            (1)            Agreement and Declaration of Trust*

            (2)            Bylaws*

            (3)            Inapplicable

            (4)            Inapplicable

            (5)            Advisory Agreement with Interactive Research
                           Advisers, Inc.*

            (6)            Inapplicable

            (7)            Inapplicable

            (8)            Custody Agreement with Star Bank, N.A.*

            (9)(i) Administration Agreement with Interactive Research Advisers, Inc.*

               (ii) Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc.*

             (iii)         Administration Agreement with Countrywide Fund
                           Services, Inc.*

                  (iv) Accounting Services Agreement with Countrywide Fund Services, Inc.*

           (10) Opinion and Consent of Counsel relating to Issuance of Shares*

           (11)            Consent of Independent Public Accountants

           (12)            Inapplicable

           (13)            Agreement Relating to Initial Capital*

           (14)            Prototype Individual Retirement Account*

           (15)            Inapplicable

           (16)            Computation for Performance Quotations*

           (17)            Financial Data Schedules

           (18)            Inapplicable

*        Incorporated by reference to Registration Statement on Form N-1A.


ITEM 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                  REGISTRANT.

                  No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 26.          NUMBER OF HOLDERS OF SECURITIES.

                  As of January 31, 1998, there were 2,853 holders of the shares of beneficial interest of The Technology Value Fund series of Registrant, 124 holders of the shares of beneficial interest of The Medical Specialists Fund series of Registrant, and 135 holders of the shares of beneficial interest of The Technology Leaders Fund series of Registrant.

Item 27.          INDEMNIFICATION.

                  Under section 3817(a) of the Delaware Business Trust Act, a Delaware business trust has the power to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. Reference is made to sections 5.1 and 5.2 of the Declaration of Trust of Interactive Investments (the "Trust") pursuant to which no trustee, officer, employee or agent of the Trust shall be subject to any personal liability, when acting in his or her individual capacity, except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust shall indemnify each of its trustees, officers, employees and agents against all liabilities and expenses reasonably insurred by him or her in connection with the defense or disposition of any actions, suits or other proceedings by reason of his or her being or having been a trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in or with bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The Trust will comply with Section 17(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and 1940 Act Releases number 7221 (June 9, 1972) and number 11330 (September 2, 1980).

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing, the Trust has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy and therefore may be unenforceable. In the event that a claim for indemnification (except insofar as it provides for the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Trust by such trustee, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                  Indemnification provisions exist in the Advisory Agreement and the Administration Agreement which are substantially identical to those in the Declaration of Trust noted above.

ITEM 28.          BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT
                  ADVISER

                  (a)      Inapplicable

                  (b)      Inapplicable

ITEM 29.          PRINCIPAL UNDERWRITERS.

(a) Countrywide Investments, Inc. serves as the principal underwriter for the Trust. Countrywide Investments, Inc. also serves as principal underwriter for the following investment companies: Countrywide Tax-Free Trust, Countrywide Investment Trust, Countrywide Strategic Trust, Profit Funds Investment Trust and Brundage, Story and Rose Investment Trust.

(b) The following persons serve as directors or officers of Countrywide Investments, Inc. Unless otherwise indicated by an asterisk (*), the address of the persons listed below is 312 Walnut Street, Cincinnati, Ohio 45202. the address of those persons denoted by an asterisk (*) is 4500 Park Granada Road, Calabasas, California 91302.


                                                                                          Positions and
Name and Principal                        Positions and Offices                           Offices with
Business Address                          with Underwriter                                Registrant
-----------------                         ----------------------                        --------------------


Angelo R. Mozilo*                         Chairman and Director                           None

Robert H. Leshner                         President and Director                          None

Andrew S. Bielanski*                      Director                                        None

Thomas H. Boone*                          Director                                        None

Marshall M. Gates*                        Director                                        None

John J. Goetz                             Vice President and                              None
                                          Chief Investment Officer

Maryellen Peretzky                        Vice President -                                None
                                          Administration, Human
                                          Resources and Operations

Sharon L. Karp                            Vice President -                                None
                                          Marketing

John F. Splain                            Secretary and                                   Assistant
                                          General Counsel                                 Secretary

Robert G. Dorsey                          Treasurer                                       Assistant
                                                                                          Vice President

Susan F. Flischel                         Vice President -                                None
                                          Investments

Scott Weston                              Assistant Vice President                        None
                                          - Investments

(c) Inapplicable


ITEM 30.                   LOCATION OF ACCOUNTS AND RECORDS.

                           Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 101 Park Center Plaza, Suite 1300, San Jose, California 95113 or at the offices of the Registrant's transfer agent located at 312 Walnut Street, Cincinnati, Ohio 45202.

ITEM 31.                   MANAGEMENT SERVICES NOT DISCUSSED IN
                           PARTS A AND B.

                           Inapplicable

ITEM 32.                   UNDERTAKINGS.

                           (a)    Inapplicable


                           (b) The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of The Medical Specialists Fund series, The Technology Leaders Fund series and The Technology Innovators Fund series.

                           (c) The Registrant undertakes that, if so requested, it will furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose and the State of California on the 13th of February, 1998.

                             INTERACTIVE INVESTMENTS



                                              By: /S/ KEVIN M. LANDIS
                                             Kevin M. Landis, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURE               TITLE                       DATE


/S/ KEVIN M. LANDIS              President and           February 13, 1998
--------------------             Trustee
Kevin M. Landis

/S/ KENDRICK W. KAM              Secretary/Treasurer     February 13, 1998
--------------------             and trustee
Kendrick W. Kam


Michael T. Lynch*                Trustee                 By:/S/JOHN F. SPLAIN
                                                         John F. Splain
                                                         Attorney-in-Fact*
                                                         February 13, 1998

Mark K. Taguchi*                 Trustee